UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                            AXP GLOBAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

AXP(R)
   Emerging
        Markets
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                            10

Financial Statements (Portfolio)                                     13

Notes to Financial Statements (Portfolio)                            16

Financial Statements (Fund)                                          20

Notes to Financial Statements (Fund)                                 23

Proxy Voting                                                         31

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                                       Julian Thompson*
Since                                                              1/00
Years in industry                                                    10

Portfolio manager                                            Jules Mort*
Since                                                             10/03
Years in industry                                                     6

* The Fund is managed by a team led by Julian Thompson and Jules Mort.

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: IDEAX        B: IEMBX        C: --           Y: --

Total net assets                                         $279.0 million

Number of holdings                                                   69

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE

VALUE   BLEND   GROWTH
          X              LARGE
          X              MEDIUM   SIZE
          X              SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

South Korea 20.8%
Taiwan 13.5%
Mexico 9.6%
Brazil 7.7%
India 6.9%
Russia 6.6%
South Africa 5.8%
Israel 4.6%
Thailand 3.5%
Malaysia 3.2%
Indonesia 2.8%
Turkey 2.6%
Hong Kong 2.1%
Hungary 1.4%
United Kingdom 1.3%
Other* 7.6%

* Includes China, Estonia, Peru and Short-term securities.

TOP TEN HOLDINGS

Percentage of portfolio assets

Samsung Electronics (South Korea)                                    8.3%
Lukoil ADR (Russia)                                                  4.3
America Movil ADR Series L (Mexico)                                  4.1
Anglo American (South Africa)                                        3.8
Taiwan Semiconductor Mfg (Taiwan)                                    3.6
Banco Itau Holding Financeira (Brazil)                               2.6
Teva Pharmaceutical Inds ADR (Israel)                                2.5
Chinatrust Financial Holding (Taiwan)                                2.4
Kookmin Bank (South Korea)                                           2.3
Housing Development Finance (India)                                  2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Julian Thompson and Jules Mort discuss AXP Emerging Markets Fund's results and positioning for the first half of fiscal year 2004.

Q: How did AXP Emerging Markets Fund perform for the six months ended April 30, 2004?

A: AXP Emerging Markets Fund rose 9.24% (Class A shares excluding sales charge) for the six-month period ended April 30, 2004. This was slightly less than the Fund's benchmark, the MSCI Emerging Markets Free Index, which rose 9.38% over the same period. The Fund's peer group, represented by the Lipper Emerging Markets Fund Index, was up 10.47% for the same time frame.

Q: How did market conditions and country positioning affect performance during the period?

A: Strong commodity prices, good export growth in Asia and a decline in the value of the U.S. dollar in 2003 helped provide attractive, positive returns for emerging market investors. However, the six months ended April 30, 2004 was an unusual and volatile time. We positioned the Fund a bit too conservatively last autumn, which was a period when emerging markets fared especially well. However, this worked in our favor towards the end of the period when the prospect of higher U.S. interest rates and the strengthening U.S. dollar contributed to a sharp retreat in many emerging markets.

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004

12%                                                       (bar 3)
               (bar 1)               (bar 2)              +10.47%
 9%            +9.24%                +9.38%

 6%

 3%

 0%

(bar 1) AXP Emerging Markets Fund Class A (excluding sales charge)

(bar 2) MSCI Emerging Markets Free Index(1) (unmanaged)

(bar 3) Lipper Emerging Markets Funds Index(2)

(1) Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Another source of positive returns for the Fund since October was its higher-than-index position in Russia.(end callout quote)

     The Fund's country positioning generally worked well. We maintained a lower-than-index position in China, which was the worst performing market in Asia for the six months ended April 30. This position helped the Fund's performance. It appeared to us last October that stocks in China were overvalued and that an investment "bubble" was building which would need tighter monetary conditions. The Chinese government authorities have tried to slow down the economy by imposing loan quotas, but there has been no sign of a slowdown as yet. While the market has

AVERAGE ANNUAL TOTAL RETURNS

                                Class A                     Class B                  Class C                    Class Y
(Inception dates)             (11/13/96)                  (11/13/96)                (6/26/00)                 (11/13/96)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)     NAV(1)    After CDSC(4)    NAV(5)     POP(5)
as of April 30, 2004
6 months*                +9.24%       +2.96%        +8.60%       +4.60%        +8.80%       +7.80%        +9.34%     +9.34%
1 year                  +48.74%      +40.18%       +47.55%      +43.55%       +47.72%      +47.72%       +49.03%    +49.03%
5 years                  +4.84%       +3.61%        +4.01%       +3.84%          N/A          N/A         +5.10%     +5.10%
Since inception          +2.80%       +1.99%        +2.00%       +2.00%        +0.08%       +0.08%        +2.99%     +2.99%

as of March 31, 2004
6 months*               +30.29%      +22.81%       +29.75%      +25.75%       +29.44%      +28.44%       +30.17%    +30.17%
1 year                  +71.67%      +61.82%       +70.03%      +66.03%       +69.87%      +69.87%       +71.76%    +71.76%
5 years                 +10.06%       +8.76%        +9.20%       +9.06%          N/A          N/A        +10.31%    +10.31%
Since inception          +4.13%       +3.29%        +3.32%       +3.32%        +2.55%       +2.55%        +4.31%     +4.31%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    corrected, more measures appear necessary to slow things down. We gradually reduced the Fund's equity holdings in China from 6.3% at the start of the fiscal period to just 1% of the portfolio by the end of April.

    In Latin America, a higher-than-index position in Mexico was a positive factor for the Fund while a higher-than-index position in Brazil detracted from results. Our position in Mexico at the end of the period was large (approximately 10% of the Fund). Mexican stocks rose by 10% for the fiscal period, which contributed significantly to the Fund's performance. On the other hand, Brazil languished as investors feared that Brazil's high debt levels could be more severely affected in the coming months by rising U.S. interest rates.

    While overall economic growth in Mexico remains lackluster, the consumer sector is growing strongly, and most of the Fund's Mexican holdings are concentrated in that area. America Movil, a cellular telecommunications operator based in Mexico, was one of the top contributors to Fund performance during the fiscal period.

    Since last autumn, Mexican stocks have been boosted by the growing strength of the U.S. economy. The Mexican industrial sector is closely linked with U.S. demand, given that 90% of Mexican exports end up in the U.S. market. Mexico had previously suffered from competition with China but seems to have regained some competitiveness recently. However, the Mexican equity market is mostly linked to domestic consumption, which has been very strong on the back of low interest rates and increased credit penetration. Above all, Mexico offers good earnings growth which is reflected in the Mexican companies within the Fund's portfolio.

    Another source of positive returns for the Fund since October was its higher-than-index position in Russia. The highest global oil prices in 20 years have helped the Russian economy post huge trade surpluses. While political risks in Russia are substantial and contributed to a sharp market sell off in April, the Fund's Russian stock holdings worked well during the fiscal period. Our holdings in Russia include Lukoil, one of the country's largest oil exporters, and Mobile TeleSystems, a wireless telecommunications company.

    The Fund also benefited from having a substantially lower-than-index position in South Africa. The South African market was disappointing, falling 6% in U.S. dollar terms over the fiscal period.

--------------------------------------------------------------------------------
6   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q:  What other changes did you make to the portfolio since the end of October?

A: The Fund began the fiscal year with 57% of its assets in Asia, a higher-than-benchmark position. We reduced this weighting to approximately 52% by the end of April. In addition to cutting the portfolio's exposure to China because of its overheating economy, we reduced holdings in Thailand and Taiwan. One factor affecting several Asian markets that influenced our decision was a flood of new stock issuance that was difficult for equity markets to absorb ($14 billion in public offerings in the first calendar quarter of 2004).

    During the period, we underestimated the impact that an overheating China would have on the rest of Asia, particularly on Taiwan, which also faced political concerns. We began the fiscal year with a higher-than-index position in Taiwan, which hurt the Fund's six-month return even though we reduced our holdings there. Elsewhere in Asia, we increased the Fund's position in South Korea, which we felt would be less influenced by a slowdown in China.

    Within other areas of the portfolio, we reduced our positioning in Brazil and Chile; increased the Fund's exposure to Eastern Europe and Israel and increased the Fund's cash position. We also added to the Fund's Russian stock holdings.

    In terms of sectors, we have positioned the Fund to focus on each country's domestic economy rather than global commodities. Therefore, we have maintained lower-than-index positions in materials and energy, while holding higher-than-index positions in financials, consumer staples and telecommunications.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: Our outlook has changed since our last report to you in autumn 2003. It appears that the global economy is moving into a period of dollar strength. Also, U.S. interest rates are likely to increase more quickly than the market had expected. A stronger U.S. dollar and rising interest rates change the near term outlook for emerging markets quite significantly. We will lessen our exposure to domestic economies in interest rate sensitive markets, such as Brazil and Turkey.

--------------------------------------------------------------------------------
7   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(bar chart)

                 Historical Economic Growth in Emerging Markets
                      and Economists' Current Expectations
GDP Growth (%)
                                                        REGION
                                  Asia               Latin America       Europe, Middle East and Africa
7 Year Average                    2.2%                   1.0%                         2.0%
2001                              2.6%                   1.1%                         1.1%
2002                              4.8%                  -1.5%                         2.8%
2003 estimate                     5.1%                   1.0%                         3.2%
2004 estimate                     5.5%                   4.7%                         3.7%

Source: Threadneedle Asset Management as of 4/30/04

The graph above shows the seven year average Gross Domestic Product (GDP) growth in different regions from 2001 (actual) to 2004 (estimated). The bars depict GDP growth in Asia, Latin America and the Europe-Middle East-Africa region, respectively. GDP is the value of goods and services provided in each area.

--------------------------------------------------------------------------------
8   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    There has also been growing concern about China. To regain confidence in this market, we need to see evidence of a soft landing. Until we see a cooling of China's economy, we believe certain Asian equity markets may remain under pressure. We have therefore adopted a more defensive position within the portfolio by reducing exposure to global commodities in favor of domestic sectors. We have also moved to a lower-than-index position in Asia and have reduced our position in Latin America. At the same time we have increased the Fund's holding in the Europe, Middle East and Africa region, given that countries in this region tend to have a more defensive tilt. For example, in emerging Europe, we purchased Gedeon Richter, a pharmaceutical manufacturer in Hungary that produces generic drugs and is enjoying strong growth in the U.S. market.

    China apart, many emerging market economies appear fundamentally sound for the medium term (as illustrated by the emerging market gross domestic product (GDP) growth rate chart on page 8). While the interest rate cycle has clearly bottomed in the United States, with higher rates expected in the second half of the year, emerging economies are well positioned to withstand a higher cost of capital. Leverage is much lower throughout the emerging markets universe than it was in previous tightening cycles. We therefore expect the asset class to remain relatively resilient in the face of rising U.S. rates and expect current levels of growth to be sustained, with the possible exception of China. The Fund is positioned to benefit from a pick up in the domestic credit cycle, particularly in Asia, and is focused on strong growth franchises supported by good cash flow and high quality management. Stocks in this area continue to be attractively valued, in our view.

--------------------------------------------------------------------------------
9   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

Emerging Markets Portfolio

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (88.6%)(c)
Issuer                                          Shares           Value(a)

Brazil (5.0%)

Metals (2.0%)
Companhia Vale do Rio Doce ADR                 141,917         $5,547,536

Paper & packaging (0.9%)
Aracruz Celulose ADR                            82,482          2,568,489

Utilities -- telephone (2.1%)
Brasil Telecom Participacoes ADR               189,766          5,882,746

China (0.9%)

Automotive & related
Denway Motors                                5,276,000          2,519,919

Estonia (0.6%)

Banks and savings & loans
Hansabank                                      206,664          1,582,058

Hong Kong (2.1%)

Multi-industry (1.1%)
New World Development                        3,690,400          2,957,393

Real estate (1.0%)
Sun Hung Kai Properties                        326,000          2,800,580

Hungary (1.3%)

Health care products
Gedeon Richter                                  36,892          3,758,907

India (6.7%)

Automotive & related (0.9%)
Tata Motors                                    231,687          2,462,667

Banks and savings & loans (3.4%)
Housing Development Finance                    460,384          6,154,319
State Bank of India                             90,114          3,509,940
Total                                                           9,664,259

Beverages & tobacco (1.4%)
ITC                                            166,009          4,012,832

Computer software & services (1.0%)
Infosys Technologies                            23,136          2,676,252

Indonesia (2.7%)

Automotive & related (0.6%)
Astra Intl                                   2,531,500          1,659,523

Banks and savings & loans (1.0%)
Bank Rakyat Indonesia                       13,512,500(b)       2,680,743

Telecom equipment & services (1.1%)
Telekomunikasi Indonesia ADR                   178,067          3,223,013

Israel (4.5%)

Computer software & services (1.2%)
Check Point Software Technologies              148,026(b)       3,468,249

Electronics (0.7%)
Orbotech                                        98,700(b)       2,084,544

Health care products (2.6%)
Teva Pharmaceutical Inds ADR                   112,710          6,938,428

Malaysia (3.2%)

Banks and savings & loans (0.8%)
Malayan Banking                                773,200          2,136,474

Cellular telecommunications (1.2%)
Maxis Communications                         1,498,200          3,430,089

Leisure time & entertainment (1.2%)
Resorts World                                1,228,100          3,231,842

Mexico (9.4%)

Beverages & tobacco (1.9%)
Coca-Cola Femsa ADR                            120,000(b)       2,551,200
Fomento Economico Mexicano ADR                  62,649          2,739,014
Total                                                           5,290,214

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Issuer                                          Shares           Value(a)

Mexico (cont.)

Cellular telecommunications (4.0%)
America Movil ADR Series L                     333,537        $11,273,551

Media (1.4%)
Grupo Televisa ADR                              91,000          3,966,690

Real estate (0.8%)
Consorcio                                      828,000(b)       2,259,369

Retail -- general (1.3%)
Wal-Mart de Mexico                           1,217,521          3,553,770

Peru (0.7%)

Precious metals
Compania de Minas
  Buenaventura ADR                              90,309          1,954,287

Russia (6.5%)

Energy (4.2%)
Lukoil ADR                                     107,756         11,745,404

Utilities -- natural gas (0.5%)
Gazprom ADR                                     42,990(d)       1,328,391

Utilities -- telephone (1.8%)
Mobile Telesystems ADR                          46,127          4,979,871

South Africa (5.8%)

Banks and savings & loans (2.0%)
FirstRand                                    2,152,700          2,960,267
Standard Bank Group                            471,422          2,709,912
Total                                                           5,670,179

Metals (3.8%)
Anglo American                                 521,162         10,376,805

South Korea (18.7%)

Banks and savings & loans (3.3%)
Kookmin Bank                                   165,720          6,188,010
Shinhan Financial Group                        169,550          2,955,923
Total                                                           9,143,933

Beverages & tobacco (2.1%)
KT&G                                           226,860          5,763,366

Chemicals (0.4%)
LG Chem                                         30,040          1,213,893

Electronics (8.9%)
Samsung Electronics                             48,140         22,859,318
Samsung SDI                                     15,600          1,994,885
Total                                                          24,854,203

Insurance (1.0%)
Samsung Fire & Marine                           42,590          2,832,072

Retail -- general (1.1%)
Shinsegae                                       13,090          2,957,246

Telecom equipment & services (1.9%)
SK Telecom                                      18,620          3,174,765
SK Telecom ADR                                 106,585          2,153,017
Total                                                           5,327,782

Taiwan (13.2%)

Banks and savings & loans (4.4%)
Chinatrust Financial Holding                 6,264,840          6,703,477
Taishin Financial Holdings                   6,288,000          5,484,378
Total                                                          12,187,855

Chemicals (0.7%)
Formosa Chemicals & Fibre                    1,365,335          1,964,275

Computer hardware (0.7%)
Hon Hai Precision Inds                         476,600          1,871,316

Electronics (5.4%)
Acer                                         1,746,000          2,459,597
Taiwan Semiconductor Mfg                     5,784,000          9,968,229
Yageo                                        5,214,000(b)       2,828,600
Total                                                          15,256,426

Insurance (1.0%)
Cathay Financial Holding                     1,623,000          2,870,069

Telecom equipment & services (1.0%)
Taiwan Cellular                              3,074,000          2,810,125

Thailand (3.5%)

Banks and savings & loans (1.8%)
Kasikornbank Public                          2,557,200(b)       3,099,830
Kiatnakin Finance                            1,908,700          1,872,444
Total                                                           4,972,274

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Issuer                                          Shares           Value(a)

Thailand (cont.)

Building materials & construction (0.6%)
Siam Cement                                    343,700         $1,803,974

Home building (1.1%)
Land & Houses Public                        11,385,000          2,930,905

Turkey (2.6%)

Banks and savings & loans (0.9%)
Akbank T.A.S.                              551,591,000          2,568,254

Food (0.9%)
Migros Turk T.A.S.                         479,177,580          2,400,113

Furniture & appliances (0.8%)
Arcelik                                    421,949,085          2,262,302

United Kingdom (1.3%)

Metals
Lonmin                                         203,211          3,590,607

Total common stocks
(Cost: $219,481,217)                                         $247,266,064

Preferred stocks (4.3%)(c)
Issuer                                          Shares           Value(a)

Brazil (2.5%)
Banco Itau Holding Financeira               90,010,000         $7,177,468

South Korea (1.8%)
Samsung Electronics                             17,840          4,927,673

Total preferred stocks
(Cost: $9,075,294)                                            $12,105,141

Short-term securities (5.3%)
Issuer                 Annualized               Amount           Value(a)
                      yield on date           payable at
                       of purchase             maturity

U.S. government agency (1.2%)
Federal Home Loan Mtge Corp Disc Nts
   05-04-04               1.02%             $1,500,000         $1,499,838
   05-18-04               1.00               1,900,000          1,899,084
Total                                                           3,398,922

Commercial paper (4.1%)
Dexia (Delaware)
   05-20-04               1.03               3,500,000          3,497,997
Household Finance
   05-03-04               1.03               2,900,000          2,899,751
Societe General North America
   06-04-04               1.04               5,000,000          4,994,945
Total                                                          11,392,693

Total short-term securities
(Cost: $14,791,995)                                           $14,791,615

Total investments in securities
(Cost: $243,348,506)(e)                                      $274,162,820

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $1,328,391 or 0.5% of net assets.

(e) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $243,349,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 41,668,000
     Unrealized depreciation                                  (10,854,000)
                                                              -----------
     Net unrealized appreciation                             $ 30,814,000
                                                             ------------

--------------------------------------------------------------------------------
12   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $243,348,506)                                                     $274,162,820
Foreign currency holdings (identified cost $2,939,066) (Note 1)                          2,921,173
Dividends and accrued interest receivable                                                  481,847
Receivable for investment securities sold                                                2,724,768
Unrealized appreciation on foreign currency contracts held, at value (Note 4)                  144
                                                                                               ---
Total assets                                                                           280,290,752
                                                                                       -----------
Liabilities
Disbursements in excess of cash on demand deposit                                           45,202
Payable for investment securities purchased                                              1,089,449
Accrued investment management services fee                                                   8,547
Other accrued expenses                                                                      76,785
                                                                                            ------
Total liabilities                                                                        1,219,983
                                                                                         ---------
Net assets                                                                            $279,070,769
                                                                                      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                             $  3,315,835
Interest                                                                                    47,965
Fee income from securities lending (Note 3)                                                    256
   Less foreign taxes withheld                                                            (400,047)
                                                                                          --------
Total income                                                                             2,964,009
                                                                                         ---------
Expenses (Note 2):
Investment management services fee                                                       1,370,999
Compensation of board members                                                                5,542
Custodian fees                                                                             141,450
Audit fees                                                                                  10,500
Other                                                                                        3,052
                                                                                             -----
Total expenses                                                                           1,531,543
   Earnings credits on cash balances (Note 2)                                                 (171)
                                                                                              ----
Total net expenses                                                                       1,531,372
                                                                                         ---------
Investment income (loss) -- net                                                          1,432,637
                                                                                         ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       37,082,709
   Foreign currency transactions                                                          (230,607)
                                                                                          --------
Net realized gain (loss) on investments                                                 36,852,102
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (15,713,215)
                                                                                       -----------
Net gain (loss) on investments and foreign currencies                                   21,138,887
                                                                                        ----------
Net increase (decrease) in net assets resulting from operations                       $ 22,571,524
                                                                                      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
Emerging Markets Portfolio
                                                                                      April 30, 2004   Oct. 31, 2003
                                                                                     Six months ended   Year ended
                                                                                        (Unaudited)
Operations
Investment income (loss) -- net                                                       $  1,432,637     $  2,490,540
Net realized gain (loss) on investments                                                 36,852,102       17,305,707
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (15,713,215)      50,708,763
                                                                                       -----------       ----------
Net increase (decrease) in net assets resulting from operations                         22,571,524       70,505,010
                                                                                        ----------       ----------
Proceeds from contributions                                                             16,561,254       40,823,634
Fair value of withdrawals                                                               (5,877,601)     (63,961,807)
                                                                                        ----------      -----------
Net contributions (withdrawals) from partners                                           10,683,653      (23,138,173)
                                                                                        ----------      -----------
Total increase (decrease) in net assets                                                 33,255,177       47,366,837
Net assets at beginning of period                                                      245,815,592      198,448,755
                                                                                       -----------      -----------
Net assets at end of period                                                           $279,070,769     $245,815,592
                                                                                      ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of emerging markets companies. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporations
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options.
--------------------------------------------------------------------------------
16   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004 foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Emerging Markets Fund to the Lipper Emerging Markets Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $132,186 for the six months ended April 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended April 30, 2004, the Portfolio's custodian fees were reduced by $171 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
18   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $175,886,315 and $179,448,278, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $256 for the six months ended April 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Portfolio has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date     Currency to    Currency to      Unrealized      Unrealized
                 be delivered    be received     appreciation    depreciation
May 6, 2004           574,713     23,000,000         $144             $--
                  U.S. Dollar      Thai Baht

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2004(e)     2003       2002        2001      2000
Ratio of expenses to average daily net assets(a)                        1.12%(c)    1.20%      1.23%       1.20%     1.17%
Ratio of net investment income (loss) to average daily net assets       1.04%(c)    1.20%       .63%        .79%      .28%
Portfolio turnover rate (excluding short-term securities)                 68%        174%       226%        193%      143%
Total return(b)                                                         9.61%(d)   37.59%      9.39%     (22.59%)   (2.86%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
19   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Emerging Markets Fund

April 30, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $278,968,482
Capital shares receivable                                                                                         327,305
                                                                                                                  -------
Total assets                                                                                                  279,295,787
                                                                                                              -----------
Liabilities
Capital shares payable                                                                                             30,843
Accrued distribution fee                                                                                            3,482
Accrued service fee                                                                                                    49
Accrued transfer agency fee                                                                                         1,976
Accrued administrative services fee                                                                                   769
Other accrued expenses                                                                                            233,432
                                                                                                                  -------
Total liabilities                                                                                                 270,551
                                                                                                                  -------
Net assets applicable to outstanding capital stock                                                           $279,025,236
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    479,697
Additional paid-in capital                                                                                    334,081,699
Excess of distributions over net investment income                                                             (2,403,300)
Accumulated net realized gain (loss) (Note 5)                                                                 (83,918,360)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          30,785,500
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                     $279,025,236
                                                                                                             ============
Net assets applicable to outstanding shares:               Class A                                           $178,950,037
                                                           Class B                                           $ 78,900,001
                                                           Class C                                           $  1,056,158
                                                           Class I                                           $  2,344,153
                                                           Class Y                                           $ 17,774,887
Net asset value per share of outstanding capital stock:    Class A shares              30,345,850            $       5.90
                                                           Class B shares              14,059,792            $       5.61
                                                           Class C shares                 187,663            $       5.63
                                                           Class I shares                 393,539            $       5.96
                                                           Class Y shares               2,982,888            $       5.96
                                                                                        ---------            ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Emerging Markets Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                    $  3,314,582
Interest                                                                                                           47,951
Fee income from securities lending                                                                                    256
   Less foreign taxes withheld                                                                                   (399,895)
                                                                                                                 --------
Total income                                                                                                    2,962,894
                                                                                                                ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                               1,530,795
Distribution fee
   Class A                                                                                                        219,320
   Class B                                                                                                        396,155
   Class C                                                                                                          3,971
Transfer agency fee                                                                                               327,418
Incremental transfer agency fee
   Class A                                                                                                         24,841
   Class B                                                                                                         18,605
   Class C                                                                                                            121
Service fee -- Class Y                                                                                              9,344
Administrative services fees and expenses                                                                         135,096
Compensation of board members                                                                                       5,217
Printing and postage                                                                                               51,575
Registration fees                                                                                                  26,303
Audit fees                                                                                                          3,500
Other                                                                                                               8,655
                                                                                                                    -----
Total expenses                                                                                                  2,760,916
   Earnings credits on cash balances (Note 2)                                                                      (1,842)
                                                                                                                   ------
Total net expenses                                                                                              2,759,074
                                                                                                                ---------
Investment income (loss) -- net                                                                                   203,820
                                                                                                                  -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                       37,068,896
   Foreign currency transactions                                                                                 (230,503)
                                                                                                                 --------
Net realized gain (loss) on investments                                                                        36,838,393
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                         (15,707,926)
                                                                                                              -----------
Net gain (loss) on investments and foreign currencies                                                          21,130,467
                                                                                                               ----------
Net increase (decrease) in net assets resulting from operations                                              $ 21,334,287
                                                                                                             ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Emerging Markets Fund
                                                                                     April 30, 2004          Oct. 31, 2003
                                                                                    Six months ended          Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    203,820            $    320,873
Net realized gain (loss) on investments                                                36,838,393              17,299,589
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (15,707,926)             50,690,349
                                                                                      -----------              ----------
Net increase (decrease) in net assets resulting from operations                        21,334,287              68,310,811
                                                                                       ----------              ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,739,642)                     --
      Class B                                                                            (347,197)                     --
      Class C                                                                              (2,977)                     --
      Class I                                                                                  --                      --
      Class Y                                                                            (233,250)                     --
Total distributions                                                                    (2,323,066)                     --
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             30,185,118              46,522,730
   Class B shares                                                                       8,838,997               4,677,343
   Class C shares                                                                         512,761               1,881,668
   Class I shares                                                                       2,544,260                      --
                                                                                        ---------              ----------
   Class Y shares                                                                       1,366,070              17,134,059
                                                                                        ---------              ----------
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,720,981                      --
   Class B shares                                                                         343,336                      --
   Class C shares                                                                           2,764                      --
   Class Y shares                                                                         233,251                      --
Payments for redemptions
   Class A shares                                                                     (20,315,476)            (66,453,449)
   Class B shares (Note 2)                                                             (8,126,451)            (17,438,584)
   Class C shares (Note 2)                                                                (92,885)             (1,963,556)
   Class I shares                                                                          (1,782)                     --
   Class Y shares                                                                      (2,908,485)             (5,243,858)
                                                                                       ----------              ----------
Increase (decrease) in net assets from capital share transactions                      14,302,459             (20,883,647)
                                                                                       ----------             -----------
Total increase (decrease) in net assets                                                33,313,680              47,427,164
Net assets at beginning of period                                                     245,711,556             198,284,392
                                                                                      -----------             -----------
Net assets at end of period                                                          $279,025,236            $245,711,556
                                                                                     ============            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Emerging Markets Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of emerging markets companies.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of April 30, 2004 was 99.96%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
23   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
24   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $306,875 for Class A, $21,254 for Class B and $8 for Class C for the six months ended April 30, 2004.

Effective Nov. 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement net expenses will not exceed 1.99% for Class A, 2.75% for Class B, 2.75% for Class C, 1.47% for Class I and 1.82% for Class Y.

During the six months ended April 30, 2004, the Fund's transfer agency fees were reduced by $1,842 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
25   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                         Six months ended April 30, 2004
                                         Class A       Class B      Class C     Class I*      Class Y
Sold                                    4,933,729     1,515,041      86,703      393,817      226,187
Issued for reinvested distributions       308,420        64,537         518           --       41,430
Redeemed                               (3,356,099)   (1,410,408)    (17,144)        (278)    (477,628)
                                       ----------    ----------     -------         ----     --------
Net increase (decrease)                 1,886,050       169,170      70,077      393,539     (210,011)
                                        ---------       -------      ------      -------     --------
* Inception date was March 4, 2004.

                                                            Year ended Oct. 31, 2003
                                         Class A       Class B      Class C      Class I      Class Y
Sold                                   10,502,183     1,107,124     439,743          N/A    4,214,232
Issued for reinvested distributions            --            --          --          N/A           --
Redeemed                              (15,064,186)   (4,225,912)   (453,986)         N/A   (1,112,507)
                                      -----------    ----------    --------        -----   ----------
Net increase (decrease)                (4,562,003)   (3,118,788)    (14,243)         N/A    3,101,725
                                       ----------    ----------     -------        -----    ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $120,289,410 as of Oct. 31, 2003, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(f)     2003       2002        2001      2000
Net asset value, beginning of period                                   $5.46       $4.00      $3.69      $ 4.81     $4.99
Income from investment operations:
Net investment income (loss)                                             .01         .02       (.01)         --      (.02)
Net gains (losses) (both realized and unrealized)                        .49        1.44        .32       (1.12)     (.16)
Total from investment operations                                         .50        1.46        .31       (1.12)     (.18)
Less distributions:
Dividends from net investment income                                    (.06)         --         --          --        --
Net asset value, end of period                                         $5.90       $5.46      $4.00      $ 3.69     $4.81

Ratios/supplemental data
Net assets, end of period (in millions)                                 $179        $155       $132        $143      $234
Ratio of expenses to average daily net assets(b)                       1.80%(c)    2.02%      2.05%       2.02%     1.83%
Ratio of net investment income (loss) to average daily net assets       .36%(c)     .39%      (.19%)      (.02%)    (.38%)
Portfolio turnover rate (excluding short-term securities)                68%        174%       226%        193%      143%
Total return(d)                                                        9.24%(e)   36.50%      8.40%     (23.28%)   (3.60%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(f)     2003       2002        2001      2000
Net asset value, beginning of period                                   $5.19       $3.83      $3.56      $ 4.67     $4.88
Income from investment operations:
Net investment income (loss)                                            (.01)       (.02)      (.04)       (.04)     (.07)
Net gains (losses) (both realized and unrealized)                        .46        1.38        .31       (1.07)     (.14)
Total from investment operations                                         .45        1.36        .27       (1.11)     (.21)
Less distributions:
Dividends from net investment income                                    (.03)         --         --          --        --
Net asset value, end of period                                         $5.61       $5.19      $3.83      $ 3.56     $4.67

Ratios/supplemental data
Net assets, end of period (in millions)                                  $79         $72        $65         $73      $120
Ratio of expenses to average daily net assets(b)                       2.56%(c)    2.80%      2.83%       2.79%     2.60%
Ratio of net investment income (loss) to average daily net assets      (.40%)(c)   (.39%)     (.95%)      (.80%)   (1.14%)
Portfolio turnover rate (excluding short-term securities)                68%        174%       226%        193%      143%
Total return(d)                                                        8.60%(e)   35.51%      7.58%     (23.77%)   (4.30%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(g)     2003       2002        2001      2000(b)
Net asset value, beginning of period                                   $5.20       $3.84      $3.56      $ 4.68     $5.64
Income from investment operations:
Net investment income (loss)                                              --        (.02)      (.03)       (.04)     (.01)
Net gains (losses) (both realized and unrealized)                        .46        1.38        .31       (1.08)     (.95)
Total from investment operations                                         .46        1.36        .28       (1.12)     (.96)
Less distributions:
Dividends from net investment income                                    (.03)         --         --          --        --
Net asset value, end of period                                         $5.63       $5.20      $3.84      $ 3.56     $4.68

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1          $1         $1         $--       $--
Ratio of expenses to average daily net assets(c)                       2.55%(d)    2.80%      2.85%       2.79%     2.60%(d)
Ratio of net investment income (loss) to average daily net assets      (.38%)(d)   (.41%)    (1.13%)      (.63%)   (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)                68%        174%       226%        193%      143%
Total return(e)                                                        8.80%(f)   35.42%      7.87%     (23.93%)  (17.02%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $6.54
Income from investment operations:
Net investment income (loss)                                            (.04)
Net gains (losses) (both realized and unrealized)                       (.54)
Total from investment operations                                        (.58)
Net asset value, end of period                                         $5.96

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2
Ratio of expenses to average daily net assets(c)                       1.42%(d)
Ratio of net investment income (loss) to average daily net assets       .66%(d)
Portfolio turnover rate (excluding short-term securities)                68%
Total return(e)                                                       (8.87%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(f)     2003       2002        2001      2000
Net asset value, beginning of period                                   $5.52       $4.04      $3.72      $ 4.83     $4.99
Income from investment operations:
Net investment income (loss)                                             .02         .03         --         .01      (.01)
Net gains (losses) (both realized and unrealized)                        .49        1.45        .32       (1.12)     (.15)
Total from investment operations                                         .51        1.48        .32       (1.11)     (.16)
Less distributions:
Dividends from net investment income                                    (.07)         --         --          --        --
Net asset value, end of period                                         $5.96       $5.52      $4.04      $ 3.72     $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                                  $18         $18        $--         $--       $--
Ratio of expenses to average daily net assets(b)                       1.62%(c)    1.87%      1.59%       1.84%     1.66%
Ratio of net investment income (loss) to average daily net assets       .55%(c)     .54%       .19%        .21%     (.29%)
Portfolio turnover rate (excluding short-term securities)                68%        174%       226%        193%      143%
Total return(d)                                                        9.34%(e)   36.63%      8.60%     (22.98%)   (3.21%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   --   AXP EMERGING MARKETS FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Global
     Balanced
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 14

Notes to Financial Statements                                        17

Proxy Voting                                                         27

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                 Since               Years in industry
Equity
   Alex Lyle*                    10/03                       23
   Stephen Thornber*             10/03                       16
Fixed Income
   Nic Pifer, CFA**               2/03                       13

 * The Fund is managed by a team led by Alex Lyle and Stephen Thornber in London.

** The Fund is managed by a team led by Nic Pifer in Minneapolis.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: IDGAX        B: IGBBX        C: --           Y: AGBYX

Total net assets                                          $98.2 million

Number of holdings                                                  144

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

Equities
       STYLE
VALUE  BLEND  GROWTH
         X              LARGE
         X              MEDIUM   SIZE
         X              SMALL

Bonds
      DURATION
SHORT    INT.   LONG
                  X      HIGH
                  X      MEDIUM   QUALITY
                         LOW

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 36.2%
Germany 9.1%
United Kingdom 7.5%
Japan 7.3%
France 7.1%
Italy 6.0%
Switzerland 4.0%
Austria 3.8%
Canada 2.6%
Bermuda 2.4%
Denmark 1.9%
Brazil 1.6%
China 1.2%
Hong Kong 1.2%
Other* 6.2%

* Includes Australia, Belgium, Greece, Ireland, Israel, Mexico, Netherlands, Norway, Singapore, Supra-National and Taiwan.

TOP TEN HOLDINGS

Percentage of portfolio assets

Buoni Poliennali Del Tes (Italy)
    4.25% 2009                                                       4.2%
Oesterreich Kontrollbank (Austria)
    1.80% 2010                                                       3.5
Govt of France (France)
    5.50% 2010                                                       2.5
Bundesrepublik Deutschland (Germany)
    6.50% 2027                                                       2.3
Govt of France (France)
    4.00% 2009                                                       1.9
Bundesrepublik Deutschland (Germany)
    5.25% 2008                                                       1.7
Federal Natl Mtge Assn (United States)
    6.00% 2011                                                       1.7
Citigroup (United States)                                            1.5
Samsung Electronics (South Korea)                                    1.4
United Kingdom Treasury (United Kingdom)
    8.50% 2005                                                       1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Alex Lyle and Stephen Thornber, of Threadneedle Asset Management, and Nic Pifer discuss the Fund's positioning and results for the semiannual period ended April 30, 2004. Threadneedle portfolio managers assumed responsibility for the equity portion of the Fund on Oct. 20, 2003.

Q: How did AXP Global Balanced Fund perform for the six-month period ended April 30, 2004?

A: AXP Global Balanced Fund's Class A shares gained 4.65%, excluding sales charge, for the six months ended April 30, 2004. The Fund's benchmark, the MSCI All Country World Free Index, rose 8.70%, and the Lipper Global Flexible Funds Index, representing the Fund's peer group, rose 6.23% for the period. The CitiGroup World Government Bond Index returned 3.10% for the same period.

Q:   What factors most significantly affected performance?

A: A weakening U.S. dollar versus other world currencies helped performance during the beginning of the period for both the equity and fixed income portions of the Fund. However, a rebound in the U.S. dollar versus other world currencies hurt performance later in the period. As the value of the U.S. dollar declines, the currency value of foreign investments typically improves and vice versa.

     Within the equity portion of the Fund, we made several major changes when we took over management in late October. We began to see the effect of these changes throughout the semiannual period. First, a strong cyclical focus was

(bar chart)
                      PERFORMANCE COMPARISON
          For the six-month period ended April 30, 2004
10%
                               (bar 2)
 8%                             +8.70%
                                                            (bar 4)
 6%            (bar 1)                                       +6.23%
               +4.65%
 4%                                         (bar 3)
                                             +3.10%
 2%

 0%

(bar 1) AXP Global Balanced Fund Class A (excluding sales charge)
(bar 2) MSCI All Country World Free Index(1) (unmanaged)
(bar 3) CitiGroup World Government Bond Index(2) (unmanaged)
(bar 4) Lipper Global Flexible Funds Index(3)

(1) Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States, and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Global Flexible Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Positives to performance during the period were asset allocation where our greater-than-index stance in Japan and Latin America did well for us.(end callout quote)

    put in place, because we are optimistic about global growth. Historically, stocks in these sectors benefit from a growing global economy. We have a higher-than-index position in the industrial, financials and information technology sectors. On the other hand, we have lower-than-index positions in energy, consumer staples, health care, telecommunications and utilities. These areas tend to underperform in times of global growth.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A               Class B                Class C               Class Y
(Inception dates)         (11/13/96)            (11/13/96)              (6/26/00)            (11/13/96)
                       NAV(1)     POP(2)     NAV(1) After CDSC(3)  NAV(1)  After CDSC(4)  NAV(5)   POP(5)
as of April 30, 2004
6 months*             +4.65%     -1.37%     +4.30%     +0.30%      +4.31%     +3.31%      +4.83%    +4.83%
1 year               +16.37%     +9.68%    +15.48%    +11.48%     +15.51%    +15.51%     +16.60%   +16.60%
5 years               -1.54%     -2.70%     -2.28%     -2.45%        N/A        N/A       -1.29%    -1.29%
Since inception       +3.08%     +2.27%     +2.31%     +2.31%      -5.36%     -5.36%      +3.30%    +3.30%

as of March 31, 2004
6 months*            +11.30%     +4.90%    +10.82%     +6.82%     +10.86%     +9.86%     +11.45%   +11.45%
1 year               +26.58%    +19.31%    +25.50%    +21.50%     +25.63%    +25.63%     +26.74%   +26.74%
5 years               -0.38%     -1.56%     -1.13%     -1.30%        N/A        N/A       -0.13%    -0.13%
Since inception       +3.59%     +2.76%     +2.81%     +2.81%      -4.65%     -4.65%      +3.81%    +3.81%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

    Next, we added more mid-cap stocks and reduced the number of large-cap stocks. Unlike large company stocks, mid-cap stocks, as well as small-cap stocks, have better growth characteristics when the economy is picking up. We have found some very interesting opportunities in mid-sized companies.

    Positives to performance during the period were asset allocation where our greater-than-index stance in Japan and Latin America did well for us. Stock selection, however, took a back seat to the allocation decision. In Japan, for example, we were invested in globally oriented companies rather than companies focused on the Japanese domestic economy. Evidence pointed out that the economic recovery in Japan was broadening into the domestic side and the domestic stocks performed stronger than the international names that we owned. During the period, results were negatively affected by the Fund's stock specific events. First, Adecco, the outsourcing and personnel group, announced concerns over accounting irregularities of the U.S. subsidiary. This became a significant concern for the Fund, as the stock was down 40% in a day. Also, Swiss Life, an insurance company, announced plans to buy the portion of an Italian bank that they did not already own. This was a drain on the stock and, in turn, the Fund. Seiko Epson, the Japanese electronics company, had poor results and raised concerns over its future margins.

    For the fixed income portion of the Fund's portfolio, country allocation and duration positioning contributed positively to the Fund's performance. In particular, the Fund benefited from a higher-than-index position in European bonds and a lower-than-index position in Japanese bonds. The portfolio's shorter-than-benchmark duration also helped protect the Fund when global interest rates rose sharply at the end of the period. Currency positioning had little net effect on performance, adding value early in the period, but hurting performance by a roughly equivalent amount later on.

    Overall, it was a volatile six-month period for both the U.S. and overseas bond markets. We started the period stuck in an interest rate trading range. We knew the global economy was accelerating, but inflation was still relatively low. With inflation low, major central banks appeared content to keep short-term interest rates at highly accommodative levels. This patience kept longer-term interest rates at relatively stable levels through February. However, this stability gave way to significant volatility in the last few months of the period amid shifting expectations for the U.S. economy.

    In early April we got an extremely strong payroll employment report that prompted fears of Federal Reserve tightening. This theme continued in May, when the bond market got a second strong payroll report that suggested the Fed might raise rates as early as June. This shift in expectations caused the U.S. bond market to perform poorly towards the end of the period, with 10-year Treasury yields rising 64 basis points (0.64%) in April alone. Bond yields also rose in the major foreign markets, but to a lesser extent. This relationship follows a pattern seen in recent years in which the U.S. bond market has tended to

--------------------------------------------------------------------------------
6   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

    outperform other major markets when yields are declining but underperform when yields are rising.

Q:  What changes did you make to  the portfolio?

A: We believe the Fund is poised to participate fully as the global economic recovery strengthens. Traditionally, strong rallies occur when the economy is recovering, and we believe the Fund, with its mid-cap focus, is positioned to fully participate in future rallies. We have moved from the early cyclicals such as basic industries, chemicals, steel and the material stocks, the mining stocks, into the later cyclicals and into particular financial cyclicals. We have increased the Fund's weighting in the reinsurance companies and the investment banks and market related financials. Therefore, we still retain a cyclical focus, but we are moving the focus within the cyclicals.

    Within the Fund's equity component, we also continue to have a clear preference for emerging markets and the material markets. We are broadly neutral in Europe, have a lower-than-index position in the U.S., principally because of the valuation of that market and a higher-than-index position in Japan, Asia and Latin America. We have been changing the basis of the Fund's Japanese holdings more into the domestic-focused firms, so we bought some retailers and one of the local banks as well to get a more domestic focus on the Japanese portfolio and reduce exposure to the international trading names.

    The fixed income portion of the Fund invests primarily in government bonds and high-quality substitutes, such as agency issues and other national issues. Given the improving outlook for global growth, we shortened the Fund's duration by roughly half a year during the period. This change reduced the Fund's interest rate risk from a neutral to a below-benchmark position. We have maintained the Fund's higher-than-index position in European government obligations this period.

Q:  How do you intend to manage the Fund in the coming months?

A: In the equity portion, we are looking beyond the cyclical rally as part of our longer-term investment strategy. Cyclical rallies tend to be fairly short lived and we are very mindful that we want to be ahead of the game rather than behind it. Over time, we may shift into undervalued long-term growth stocks. We are doing a lot of work to identify what we term as growth at a reasonable price. We will not sell all the Fund's cyclical stocks, but what we want to do is identify the cyclical stocks that have a secondary story as we are looking for the true restructuring or turnaround situations rather than just capitalizing on market volatility and recovery.

    Within the fixed income portion of the Fund, we will continue to run the portfolio with a below-benchmark level of interest rate risk until global yields rise to levels that fully account for the acceleration in global growth and the likelihood that the Federal Reserve will soon begin raising short-term interest rates. As always, we remain focused on careful security selection as we seek opportunities to add attractively valued bonds.

--------------------------------------------------------------------------------
7   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Global Balanced Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (61.2%)(c)
Issuer                                           Shares            Value(a)

Austria (0.3%)

Utilities -- telephone
Telekom Austria                                  21,500(b)       $315,523

Bermuda (2.3%)

Insurance (1.5%)
PartnerRe                                        11,848           678,890
RenaissanceRe Holdings                           16,192           853,157
Total                                                           1,532,047

Multi-industry (0.8%)
Accenture Cl A                                   31,365(b)        745,546

Brazil (1.6%)

Metals (0.8%)
Companhia Vale do Rio Doce ADR                   20,258           791,885

Paper & packaging (0.5%)
Aracruz Celulose ADR                             16,255           506,181

Utilities -- telephone (0.3%)
Brasil Telecom Participacoes ADR                  8,367           259,377

Canada (0.9%)

Banks and savings & loans (0.3%)
TSX Group                                         8,638           314,888

Energy (0.6%)
EnCana                                           13,919           545,963

China (1.2%)

Real estate investment trust (0.5%)
Henderson Land Development                      112,000           502,622

Retail -- general (0.7%)
Esprit Holdings                                 154,500           633,919

France (2.2%)
Automotive & related (0.5%)
Renault                                           6,722           501,296

Energy (1.1%)
Total                                             5,404           998,936

Multi-industry (0.4%)
Sanofi-Synthelabo                                 6,686           424,521

Telecom equipment & services (0.2%)
Alcatel                                          16,235(b)        241,758

Germany (0.9%)

Banks and savings & loans (0.6%)
Hypo Real Estate Holding                         22,367(b)        610,673

Building materials & construction (0.3%)
Hochtief                                         11,056           309,140

Greece (0.5%)

Utilities -- electric
Public Power                                     18,659           472,999

Hong Kong (1.1%)

Multi-industry (0.6%)
New World Development                           759,600           608,724

Real estate (0.5%)
Sun Hung Kai Properties                          58,000           498,262

Ireland (0.7%)

Banks and savings & loans
Anglo Irish Bank                                 39,838           651,459

Israel (0.8%)

Computer software & services
Check Point Software Technologies                35,109(b)        822,604

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

Italy (0.8%)

Energy
Eni                                              39,594          $804,474

Japan (7.1%)

Automotive & related (1.0%)
Toyota Motor                                     28,200         1,018,263

Banks and savings & loans (0.8%)
Mitsubishi Tokyo Financial Group                     84           746,498

Cellular telecommunications (0.4%)
NTT DoCoMo                                          187           370,615

Chemicals (0.5%)
Shin-Etsu Chemical                               11,800           476,271

Financial services (0.4%)
Nomura Holdings                                  26,000           421,647

Health care products (0.5%)
Chugai Pharmaceutical                            31,700           479,086

Machinery (1.1%)
Amada                                            81,000           455,213
Komatsu                                         107,000           609,077
Total                                                           1,064,290

Media (0.5%)
Tokyo Broadcasting System                        26,000           517,647

Multi-industry (1.4%)
Canon                                            16,000           838,370
Ricoh                                            27,000           537,557
Total                                                           1,375,927

Retail -- general (0.5%)
Seven-Eleven Japan                               14,000           475,113

Mexico (0.8%)

Cellular telecommunications
America Movil ADR Series L                       23,190           783,822

Netherlands (0.7%)

Food
Koninklijke Numico                               25,200(b)        697,379

Singapore (0.5%)

Real estate
City Developments                               126,000           451,746

South Korea (1.8%)

Electronics
Samsung Electronics                               2,850         1,353,324
Samsung SDI                                       3,540           452,685
Total                                                           1,806,009

Switzerland (3.9%)

Banks and savings & loans (0.9%)
UBS                                              11,803           839,881

Health care products (2.2%)
Actelion                                          4,392(b)        482,442
Nobel Biocare Holding                             4,615           626,321
Roche Holding                                     3,106           326,190
Synthes                                             679           738,773
Total                                                           2,173,726

Insurance (0.8%)
Swiss Life Holding                                5,724(b)        782,354

Taiwan (0.5%)

Electronics
Taiwan Semiconductor Mfg                        305,440           526,400

United Kingdom (5.6%)

Aerospace & defense (0.6%)
Rolls-Royce Group                               141,387           581,828
Rolls-Royce Group Cl B                        7,069,350(b)         12,566
Total                                                             594,394

Broker dealers (0.3%)
ICAP                                             58,315           285,585

Cellular telecommunications (1.0%)
Vodafone Group                                  389,680           948,993

Computer software & services (0.3%)
lastminute.com                                   85,723(b)        292,953

Energy (0.4%)
BP                                               42,199           365,688

Health care products (0.6%)
AstraZeneca                                      13,282           622,598

Industrial services (0.5%)
BOC Group                                        30,879           497,583

Industrial transportation (0.3%)
Peninsular & Oriental
  Steam Navigation                               75,264           289,319

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

United Kingdom (cont.)

Retail -- grocery (1.0%)
Tesco                                           103,030          $455,576
William Morrison Supermarkets                   126,430           538,257
Total                                                             993,833

Telecom equipment & services (0.6%)
mm02                                            323,704(b)        575,416

United States (26.9%)

Aerospace & defense (0.3%)
Lockheed Martin                                   6,798           324,265

Banks and savings & loans (0.9%)
Bank of America                                   5,142           413,880
Wells Fargo                                       8,948           505,203
Total                                                             919,083

Beverages & tobacco (0.7%)
PepsiCo                                          12,851           700,251

Broker dealers (1.5%)
AmeriTrade Holding                               29,600(b)        362,304
Bear Stearns Companies                            6,255           501,276
Morgan Stanley                                   11,694           600,955
Total                                                           1,464,535

Cellular telecommunications (0.9%)
American Tower Cl A                              44,585(b)        555,083
Nextel Communications Cl A                       15,800(b)        376,988
Total                                                             932,071

Chemicals (0.3%)
Ecolab                                           11,397           339,631

Computer hardware (1.5%)
Cisco Systems                                    17,933(b)        374,262
Dell                                             30,364(b)      1,053,934
Total                                                           1,428,196

Computer software & services (3.0%)
Adobe Systems                                    12,000           496,080
First Data                                        6,864           311,557
Intl Business Machines                            3,171           279,587
Iron Mountain                                     8,500(b)        386,835
Microsoft                                        47,165         1,224,875
State Street                                      6,371           310,905
Total                                                           3,009,839

Electronics (0.5%)
Intel                                            17,250           443,843

Energy (1.2%)
Exxon Mobil                                       7,889           335,677
Valero Energy                                    12,683           808,668
Total                                                           1,144,345

Finance companies (1.5%)
Citigroup                                        29,899         1,437,843

Financial services (0.4%)
Moody's                                           6,108           394,027

Food (0.5%)
Wrigley (Wm) Jr                                   8,255           509,334

Furniture & appliances (0.5%)
Mohawk Inds                                       5,929(b)        457,363

Health care products (4.6%)
Amgen                                            12,669(b)        712,885
Gilead Sciences                                   9,736(b)        592,241
Johnson & Johnson                                17,095           923,643
Laboratory Corp of
  America Holdings                               16,949(b)        673,553
Lilly (Eli)                                       4,024           297,011
Pfizer                                           18,382           657,340
St. Jude Medical                                  5,059(b)        385,799
Zimmer Holdings                                   4,678(b)        373,538
Total                                                           4,616,010

Health care services (0.2%)
WellPoint Health Networks                         1,632(b)        182,278

Household products (1.1%)
Procter & Gamble                                 10,533         1,113,865

Industrial transportation (0.3%)
Norfolk Southern                                 12,976           309,089

Insurance (1.1%)
American Intl Group                               8,056           577,212
Prudential Financial                             11,502           505,398
Total                                                           1,082,610

Machinery (0.5%)
Deere & Co                                        7,401           503,564

Media (0.4%)
DIRECTV Group                                    21,423(b)        383,472

Multi-industry (1.1%)
General Electric                                 36,104         1,081,315

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

United States (cont.)

Retail -- drugstores (0.7%)
Walgreen                                         19,575          $674,946

Retail -- general (2.1%)
Circuit City Stores                              30,000           350,400
Home Depot                                       22,539           793,148
Staples                                          13,647           351,547
Wal-Mart Stores                                  10,455           595,935
Total                                                           2,091,030

Telecom equipment & services (0.6%)
Crown Castle Intl                                39,219(b)        547,105

Utilities -- electric (0.5%)
Duke Energy                                      22,886           481,980

Total common stocks
(Cost: $55,758,200)                                           $60,137,723

Preferred stock (0.9%)(c)
Issuer                                           Shares            Value(a)

Germany
Porsche                                           1,359          $842,565

Total preferred stock
(Cost: $654,061)                                                 $842,565

Bonds (31.3%)(c)
Issuer                      Coupon              Principal         Value(a)
                             rate                amount

Australia (0.2%)
New South Wales Treasury
  (Australian Dollar)
  03-01-08                    8.00%             200,000          $154,912
Austria (3.4%)
Oesterreich Kontrollbank
  (Japanese Yen)
  03-22-10                    1.80          347,000,000         3,311,478
Belgium (0.3%)
Govt of Belgium
  (European Monetary Unit)
  03-28-08                    5.75              225,000           294,847

Canada (1.6%)
Govt of Canada
  (Canadian Dollar)
  12-01-06                    7.00              720,000           577,039
  06-01-08                    6.00              800,000           635,877
Province of British Columbia
  (Canadian Dollar)
  12-01-06                    5.25              500,000           384,004
Total                                                           1,596,920

Denmark (1.8%)
Kingdom of Denmark
  (Danish Krone)
  11-15-04                    4.00              615,000            99,931
  08-15-05                    5.00            6,000,000           996,673
Rheinische Hypbk
  (European Monetary Unit)
  09-24-08                    4.25              550,000           681,573
Total                                                           1,778,177

France (4.6%)
French Treasury Note
  (European Monetary Unit)
  07-12-08                    3.00              300,000           355,965
Govt of France
  (European Monetary Unit)
  10-25-09                    4.00            1,500,000         1,837,430
  04-25-10                    5.50            1,800,000         2,368,614
Total                                                           4,562,009

Germany (7.2%)
Allgemeine Hypo Bank
  (European Monetary Unit)
  09-02-09                    5.00              850,000(d)      1,083,151
Bundesrepublik Deutschland
  (European Monetary Unit)
  01-05-06                    6.00              150,000           190,084
  01-04-08                    5.25            1,285,000         1,652,759
  07-04-08                    4.75              725,000           918,694
  07-04-10                    5.25              250,000           325,289
  06-20-16                    6.00              434,598           600,834
  07-04-27                    6.50            1,475,000         2,169,454
Total                                                           6,940,265

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Issuer                      Coupon              Principal         Value(a)
                             rate                amount

Greece (0.3%)
Hellenic Republic
  (European Monetary Unit)
  05-20-13                    4.60%             200,000          $246,006

Italy (5.0%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
  11-01-09                    4.25            3,200,000         3,960,287
  11-01-29                    5.25              800,000           989,878
Total                                                           4,950,165

Norway (0.3%)
Govt of Norway
  (Norwegian Krone)
  05-16-11                    6.00            2,100,000           330,925

Supra-National (0.5%)
Intl Bank Reconstruction & Development
  (Japanese Yen)
  02-18-08                    2.00           55,000,000           527,030

United Kingdom (1.7%)
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
  06-15-07                    9.50              170,000(b,e)        3,400
United Kingdom Treasury
  (British Pound)
  12-07-05                    8.50              700,000         1,319,278
  03-07-08                    5.00              190,000           339,906
Total                                                           1,662,584

United States (4.4%)
ConocoPhillips
  (U.S. Dollar)
  03-15-28                    7.13              200,000           210,139
Federal Natl Mtge Assn
  (U.S. Dollar)
  05-15-11                    6.00            1,520,000         1,650,619
Intl Paper
  (European Monetary Unit)
  08-11-06                    5.38              560,000           701,839
U.S. Treasury (U.S. Dollar)
  01-31-06                    1.88              535,000           532,242
  02-15-08                    3.00              200,000           198,570
  02-15-14                    4.00              914,000           878,011
  02-15-26                    6.00              169,000           182,758
Total                                                           4,354,178

Total bonds
(Cost: $25,564,400)                                           $30,709,496

Short-term securities (3.7%)
Issuer                    Annualized             Amount           Value(a)
                         yield on date         payable at
                          of purchase           maturity
Commercial paper
Dexia Delaware LLC
  05-20-04                    1.03%          $2,000,000        $1,998,855
Old Line Funding
  05-03-04                    1.03            1,600,000(f)      1,599,863

Total short-term securities
(Cost: $3,598,821)                                             $3,598,718

Total investments in securities
(Cost: $85,575,482)(g)                                        $95,288,502

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $1,083,151 or 1.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2004, is as follows:

     Security                                Acquisition              Cost
                                                date
     Greater Beijing First Expressways
        (U.S. Dollar) 9.50% Sr Nts 2007       06-12-97              $57,064

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $1,599,863 or 1.6% of net assets.

(g) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $85,575,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $11,132,000
     Unrealized depreciation                                     (1,418,000)
                                                                 ----------
     Net unrealized appreciation                                $ 9,714,000
                                                                -----------

--------------------------------------------------------------------------------
13   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $85,575,482)                                                                             $ 95,288,502
Cash in bank on demand deposit                                                                                    514,890
Foreign currency holdings (identified cost $989,729) (Note 1)                                                     975,908
Capital shares receivable                                                                                          38,901
Dividends and accrued interest receivable                                                                         803,329
Receivable for investment securities sold                                                                       1,461,855
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                      29,486
                                                                                                                   ------
Total assets                                                                                                   99,112,871
                                                                                                               ----------
Liabilities
Capital shares payable                                                                                              4,970
Payable for investment securities purchased                                                                       800,890
Accrued investment management services fee                                                                          2,136
Accrued distribution fee                                                                                            1,298
Accrued service fee                                                                                                    27
Accrued transfer agency fee                                                                                           708
Accrued administrative services fee                                                                                   162
Other accrued expenses                                                                                             68,832
                                                                                                                   ------
Total liabilities                                                                                                 879,023
                                                                                                                  -------
Net assets applicable to outstanding capital stock                                                           $ 98,233,848
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    199,579
Additional paid-in capital                                                                                    132,639,838
Undistributed net investment income                                                                               271,152
Accumulated net realized gain (loss) (Note 7)                                                                 (44,602,852)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                  9,726,131
                                                                                                                ---------
Total -- representing net assets applicable to outstanding capital stock                                     $ 98,233,848
                                                                                                             ============
Net assets applicable to outstanding shares:               Class A                                           $ 54,786,205
                                                           Class B                                           $ 32,745,963
                                                           Class C                                           $    752,077
                                                           Class Y                                           $  9,949,603
Net asset value per share of outstanding capital stock:    Class A shares                    11,058,549      $       4.95
                                                           Class B shares                     6,748,459      $       4.85
                                                           Class C shares                       155,521      $       4.84
                                                           Class Y shares                     1,995,361      $       4.99
                                                                                              ---------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Statement of operations
AXP Global Balanced Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $  487,928
Interest                                                                                                          691,480
Fee income from securities lending (Note 3)                                                                         2,001
   Less foreign taxes withheld                                                                                    (28,486)
                                                                                                                  -------
Total income                                                                                                    1,152,923
                                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                                                348,736
Distribution fee
   Class A                                                                                                         68,955
   Class B                                                                                                        167,325
   Class C                                                                                                          3,571
Transfer agency fee                                                                                               119,318
Incremental transfer agency fee
   Class A                                                                                                          6,795
   Class B                                                                                                          6,416
   Class C                                                                                                             94
Service fee -- Class Y                                                                                              4,142
Administrative services fees and expenses                                                                          28,186
Compensation of board members                                                                                       5,542
Custodian fees                                                                                                     22,180
Printing and postage                                                                                               24,390
Registration fees                                                                                                  19,925
Audit fees                                                                                                          9,750
Other                                                                                                               4,337
                                                                                                                    -----
Total expenses                                                                                                    839,662
   Earnings credits on cash balances (Note 2)                                                                      (1,136)
                                                                                                                   ------
Total net expenses                                                                                                838,526
                                                                                                                  -------
Investment income (loss) -- net                                                                                   314,397
                                                                                                                  -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               2,981,659
   Foreign currency transactions                                                                                 (248,695)
                                                                                                                 --------
Net realized gain (loss) on investments                                                                         2,732,964
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           1,107,524
                                                                                                                ---------
Net gain (loss) on investments and foreign currencies                                                           3,840,488
                                                                                                                ---------
Net increase (decrease) in net assets resulting from operations                                                $4,154,885
                                                                                                               ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Global Balanced Fund
                                                                                           April 30, 2004    Oct. 31, 2003
                                                                                          Six months ended     Year ended
                                                                                             (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                             $   314,397      $    687,550
Net realized gain (loss) on investments                                                       2,732,964        (2,312,136)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         1,107,524        15,670,500
                                                                                              ---------        ----------
Net increase (decrease) in net assets resulting from operations                               4,154,885        14,045,914
                                                                                              ---------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                        --          (444,097)
      Class C                                                                                        --                (2)
      Class Y                                                                                        --           (55,350)
                                                                                              ---------        ----------
Total distributions                                                                                  --          (499,449)
                                                                                              ---------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                    6,551,184         8,267,331
   Class B shares                                                                             2,674,804         3,172,163
   Class C shares                                                                               155,088           163,435
   Class Y shares                                                                             5,694,667         3,877,067
Reinvestment of distributions at net asset value
   Class A shares                                                                                    --           426,497
   Class C shares                                                                                    --                 2
   Class Y shares                                                                                    --            55,338
Payments for redemptions
   Class A shares                                                                            (7,022,330)      (17,397,690)
   Class B shares (Note 2)                                                                   (4,119,424)      (10,981,624)
   Class C shares (Note 2)                                                                      (73,829)         (338,285)
   Class Y shares                                                                            (2,558,378)       (1,696,600)
                                                                                             ----------        ----------
Increase (decrease) in net assets from capital share transactions                             1,301,782       (14,452,366)
                                                                                              ---------       -----------
Total increase (decrease) in net assets                                                       5,456,667          (905,901)
Net assets at beginning of period                                                            92,777,181        93,683,082
                                                                                             ----------        ----------
Net assets at end of period                                                                 $98,233,848      $ 92,777,181
                                                                                            ===========      ============
Undistributed (excess of distributions over) net investment income                          $   271,152      $    (43,245)
                                                                                            -----------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Global Balanced Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
18   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004 foreign currency consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid Securities

As of April 30, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2004 was $3,400 representing 0.003% of nets assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.665% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $36,889 for the six months ended April 30, 2004.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
20   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $85,768 for Class A, $11,914 for Class B and $82 for Class C for the six months ended April 30, 2004.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,136 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $37,044,090 and $39,053,594, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $2,001 for the six months ended April 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2004
                                             Class A       Class B    Class C   Class Y
Sold                                       1,307,517      543,176     31,369  1,123,423
Issued for reinvested distributions               --           --         --         --
Redeemed                                  (1,403,438)    (836,293)   (14,780)  (505,839)
                                          ----------     --------    -------   --------
Net increase (decrease)                      (95,921)    (293,117)    16,589    617,584
                                             -------     --------     ------    -------

                                                      Year ended Oct. 31, 2003
                                             Class A       Class B    Class C   Class Y
Sold                                       1,893,751      744,690     38,196    880,736
Issued for reinvested distributions           94,345           --         --     12,132
Redeemed                                  (4,039,134)  (2,576,965)   (77,229)  (382,383)
                                          ----------   ----------    -------   --------
Net increase (decrease)                   (2,051,038)  (1,832,275)   (39,033)   510,485
                                          ----------   ----------    -------    -------

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date                 Currency to     Currency to      Unrealized     Unrealized
                             be delivered     be received     appreciation   depreciation
May 10, 2004                    3,607,000       4,350,042       $29,486       $    --
                   European Monetary Unit     U.S. Dollar

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $47,202,112 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(f)    2003       2002       2001       2000
Net asset value, beginning of period                                     $4.73      $4.08      $4.53     $ 6.27      $6.61
Income from investment operations:
Net investment income (loss)                                               .02        .05        .07        .07        .08
Net gains (losses) (both realized and unrealized)                          .20        .64       (.50)     (1.27)       .12
Total from investment operations                                           .22        .69       (.43)     (1.20)       .20
Less distributions:
Dividends from net investment income                                        --       (.04)      (.02)      (.03)      (.03)
Distributions from realized gains                                           --         --         --       (.51)      (.51)
Total distributions                                                         --       (.04)      (.02)      (.54)      (.54)
Net asset value, end of period                                           $4.95      $4.73      $4.08     $ 4.53      $6.27

Ratios/supplemental data
Net assets, end of period (in millions)                                    $55        $53        $54        $80       $110
Ratio of expenses to average daily net assets(b)                         1.46%(d)   1.60%      1.48%      1.45%      1.31%
Ratio of net investment income (loss) to average daily net assets         .89%(d)   1.03%      1.38%      1.18%      1.26%
Portfolio turnover rate (excluding short-term securities)                  40%        90%        99%       173%       110%
Total return(c)                                                          4.65%(e)  16.91%     (9.48%)   (20.63%)     2.62%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(f)    2003       2002       2001       2000
Net asset value, beginning of period                                     $4.65      $4.01      $4.47     $ 6.21      $6.58
Income from investment operations:
Net investment income (loss)                                               .01         --        .04        .01        .04
Net gains (losses) (both realized and unrealized)                          .19        .64       (.49)     (1.24)       .12
Total from investment operations                                           .20        .64       (.45)     (1.23)       .16
Less distributions:
Dividends from net investment income                                        --         --       (.01)        --       (.02)
Distributions from realized gains                                           --         --         --       (.51)      (.51)
Total distributions                                                         --         --       (.01)      (.51)      (.53)
Net asset value, end of period                                           $4.85      $4.65      $4.01     $ 4.47      $6.21

Ratios/supplemental data
Net assets, end of period (in millions)                                    $33        $33        $36        $53        $77
Ratio of expenses to average daily net assets(b)                         2.23%(d)   2.37%      2.25%      2.21%      2.07%
Ratio of net investment income (loss) to average daily net assets         .13%(d)    .27%       .61%       .42%       .51%
Portfolio turnover rate (excluding short-term securities)                  40%        90%        99%       173%       110%
Total return(c)                                                          4.30%(e)  15.96%    (10.19%)   (21.21%)     1.95%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(g)    2003       2002       2001       2000(b)
Net asset value, beginning of period                                     $4.64      $3.99      $4.46     $ 6.21      $6.58
Income from investment operations:
Net investment income (loss)                                               .01         --        .03        .02        .01
Net gains (losses) (both realized and unrealized)                          .19        .65       (.49)     (1.24)      (.38)
Total from investment operations                                           .20        .65       (.46)     (1.22)      (.37)
Less distributions:
Dividends from net investment income                                        --         --       (.01)      (.02)        --
Distributions from realized gains                                           --         --         --       (.51)        --
Total distributions                                                         --         --       (.01)      (.53)        --
Net asset value, end of period                                           $4.84      $4.64      $3.99     $ 4.46      $6.21
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1         $1         $1         $1        $--
Ratio of expenses to average daily net assets(c)                         2.22%(e)   2.36%      2.24%      2.21%      2.07%(e)
Ratio of net investment income (loss) to average daily net assets         .15%(e)    .26%       .60%       .41%       .47%(e)
Portfolio turnover rate (excluding short-term securities)                  40%        90%        99%       173%       110%
Total return(d)                                                          4.31%(f)  16.29%    (10.34%)   (21.17%)    (5.62%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Total return does not reflect payment of a sales charge.

(e)  Adjusted to an annual basis.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(f)    2003       2002       2001       2000
Net asset value, beginning of period                                     $4.76      $4.10      $4.56     $ 6.30      $6.62
Income from investment operations:
Net investment income (loss)                                               .02        .07        .07        .08        .10
Net gains (losses) (both realized and unrealized)                          .21        .64       (.50)     (1.28)       .13
Total from investment operations                                           .23        .71       (.43)     (1.20)       .23
Less distributions:
Dividends from net investment income                                        --       (.05)      (.03)      (.03)      (.04)
Distributions from realized gains                                           --         --         --       (.51)      (.51)
Total distributions                                                         --       (.05)      (.03)      (.54)      (.55)
Net asset value, end of period                                           $4.99      $4.76      $4.10     $ 4.56      $6.30

Ratios/supplemental data
Net assets, end of period (in millions)                                    $10         $7         $4         $2         $1
Ratio of expenses to average daily net assets(b)                         1.29%(d)   1.43%      1.30%      1.31%      1.20%
Ratio of net investment income (loss) to average daily net assets        1.10%(d)   1.21%      1.52%      1.35%      1.51%
Portfolio turnover rate (excluding short-term securities)                  40%        90%        99%       173%       110%
Total return(c)                                                          4.83%(e)  17.32%     (9.55%)   (20.40%)     2.99%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   ---   AXP GLOBAL BALANCED FUND   ---   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American
Express  Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Global Bond
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             9

Financial Statements (Portfolio)                                     19

Notes to Financial Statements (Portfolio)                            22

Financial Statements (Fund)                                          27

Notes to Financial Statements (Fund)                                 30

Proxy Voting                                                         39

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGER

Portfolio manager                                       Nic Pifer, CFA*
Since                                                              5/00
Years in industry                                                    13

* The Fund is managed by a team of portfolio managers led by Nic Pifer in Minneapolis.

FUND OBJECTIVE

For investors seeking high total return through income and growth of capital.

Inception dates
A: 3/20/89      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IGBFX        B: IGLOX        C: AGBCX        Y: --

Total net assets                                         $546.4 million

Number of holdings                                                  279

Average weighted life*                                        6.4 years

Effective duration**                                          4.6 years

 * Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out of 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT  INT.  LONG
        X     X   HIGH
                  MEDIUM   QUALITY
                  LOW

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 40.2%
Germany 8.1%
Spain 6.7%
Italy 5.9%
Japan 5.0%
France 4.7%
Greece 4.1%
United Kingdom 3.5%
Netherlands 3.1%
Supra-National 2.7%
Canada 2.4%
Finland 2.1%
Austria 2.0%
Australia 1.6%
Norway 1.6%
New Zealand 1.4%
Denmark 1.0%
Other* 3.9%

* Includes Brazil, Colombia, Croatia, Hungary, Ireland, Luxembourg, Malaysia, Mexico, Poland, Romania, South Korea and Sweden.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                           54.6%
AA bonds                                                            20.1
A bonds                                                              9.8
BBB bonds                                                            4.9
Non-investment grade bonds                                           3.6

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.7% of the portfolio rating above was determined through internal analysis.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nic Pifer in Minneapolis discusses the Fund's positioning and results for first half of fiscal year 2004.

Q:   How did AXP Global  Bond Fund  perform  for the six months  ended April 30,
     2003?

A: AXP Global Bond Fund's Class A shares rose 3.04%, excluding sales charge, for the six months ended April 30, 2004. The Fund outperformed both its current benchmark, the Lehman Brothers Global Aggregate Index, which increased 2.81% for the period and the Fund's peer group, the Lipper Global Income Funds Index, which returned 2.89% over the same time frame.

Q:   What factors most affected Fund performance during the annual period?

A: The Fund's country selection was a positive over the semiannual period. European government bonds outperformed U.S. and Japanese government bonds by quite a wide margin. The Fund held a higher-than-index position in Euro-denominated bonds and a lower-than-index position in Japan and the U.S. bond markets, both of which were weak amid improving economic growth prospects. The Fund's duration and yield curve positioning also were positive contributors to total return for the six months ended April 30. The Fund's yield curve positioning worked particularly well in the U.S., where investors saw a flattening of the curve, a trend that we believe may continue.

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004

 4%
               (bar 1)
 3%            +3.04%                (bar 2)               (bar 3)
                                     +2.81%                +2.89%
 2%

 1%

 0%

(bar 1) AXP Global Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Global Aggregate Index(1) (unmanaged)
(bar 3) Lipper Global Income Funds Index(2)

(1) Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. It is widely recognized by investors as a measurement index for portfolios of global debt securities. The index reflects the reinvestment of all income and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our conservative approach paid off as interest rates climbed in April.(end callout quote)

     Our fixed-income sector allocation also enhanced the Fund's six-month results. We had a modest position in high yield bonds and that sector performed well over the period. The Fund also had a lower-than-index position in mortgage securities, and this also worked well in April as the mortgage market suffered its biggest setback since last July.

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                   Class C                     Class Y
(Inception dates)           (3/20/89)              (3/20/95)                 (6/26/00)                   (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)      NAV(5)     POP(5)
as of April 30, 2004
6 months*               +3.04%     -1.86%     +2.64%       -1.36%       +2.51%       +1.51%          +2.96%     +2.96%
1 year                  +6.31%     +1.26%     +5.51%       +1.51%       +5.41%       +5.41%          +6.32%     +6.32%
5 years                 +5.21%     +4.19%     +4.42%       +4.25%         N/A          N/A           +5.40%     +5.40%
10 years                +6.06%     +5.55%       N/A          N/A          N/A          N/A             N/A        N/A
Since inception           N/A        N/A      +5.55%       +5.55%       +7.11%       +7.11%          +6.32%     +6.32%

as of March 31, 2004
6 months*               +5.97%     +0.93%     +5.56%       +1.56%       +5.60%       +4.60%          +6.05%     +6.05%
1 year                 +12.07%     +6.74%    +11.22%       +7.22%      +11.14%      +11.14%         +12.24%    +12.24%
5 years                 +6.05%     +5.03%     +5.24%       +5.08%         N/A          N/A           +6.25%     +6.25%
10 years                +6.40%     +5.88%       N/A          N/A          N/A          N/A             N/A        N/A
Since inception           N/A        N/A      +6.03%       +6.03%       +8.34%       +8.34%          +6.82%     +6.82%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     During the fiscal period, currency fluctuations had a mixed effect on Fund returns. The U.S. dollar was very weak at the beginning of the six-month period, particularly in November and December. This augmented the Fund's results. Since December, however, the dollar has regained quite a bit of ground. Since the Fund typically leaves its foreign currency exposure unhedged, returns on the Fund's non-dollar denominated bonds were negatively affected as the U.S. dollar rebounded in value. Essentially, the Fund gave up in the spring what it had earned from currency changes last autumn.

Q:   How have global bond market conditions changed since last autumn?

A: Overall, it was a volatile six-month period for both the U.S. and overseas bond markets. We started the period stuck in an interest rate trading range. We knew the global economy was accelerating, but inflation was still relatively low. With inflation low, major central banks appeared content to keep short-term interest rates at low levels. This patience kept longer-term interest rates at relatively stable levels through February. However, this stability gave way to significant volatility in the last few months of the period amid shifting expectations for the U.S. economy.

     In early April we got an extremely strong payroll employment report that prompted fears of Federal Reserve tightening. This theme continued in May, when the bond market got a second strong payroll report that suggested the Fed might raise rates as early as June.

     This shift in expectations caused the U.S. bond market to perform poorly towards the end of the period, with 10-year Treasury yields rising 64 basis points (0.64%) in April alone. Bond yields also rose in the major foreign markets, but to a lesser extent. This relationship follows a pattern seen in recent years in which the U.S. bond market has tended to outperform other major markets when yields are declining but underperform when yields are rising.

Q:   What changes did you make to the Fund and how is it currently positioned?

A: We started the fiscal year fairly neutral in terms of duration relative to the Fund's benchmark. We shortened duration modestly in January and February, and shortened duration more aggressively in March, to the point where we were about four-tenths of a year lower than the index going into April, an especially difficult period for the bond market. As of April 30, the Fund's duration was about

--------------------------------------------------------------------------------
6   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     half a year shorter than the index. At the beginning of the six month period the Fund's duration was approximately 4.9 years, which was pretty much neutral to the index. At the end of the period it was 4.6 years.

     Our longer-term view is that the value of the U.S. dollar will again decline. So we used the rebound in the U.S. dollar this past winter to increase Fund weightings in some established foreign markets such as Europe, and decrease the Fund's weighting in the U.S. market. We also added slightly to the Fund's holdings of investment grade corporate bonds beginning in late January.

     The Fund had a relatively low 1.6% position in emerging market debt at the start of the period and we took that down further to 1.0% as of April 30, the lowest weighting in many years. We remain fairly positive on the economic fundamentals of the sector but felt that yield differences relative to higher quality debt had simply tightened in too far following the very strong performance seen in the sector in calendar year 2003. This low weighting meant that the Fund was fairly well insulated from the sharp sell-off in emerging market debt in April, when investors began to worry about the impact of higher global interest rates on emerging market countries.

Q:   How do you intend to manage the Fund in the coming months?

A: In terms of central bank policy, which is critically important for bond markets, it appears that the Federal Reserve may start tightening as early as June. Growth in the U.S. has been quite strong in the last few months. Also, inflation indicators have started moving higher, not just on the overall level because of high energy prices, but also on several core measures. Clearly, policy is at very expansionary levels and the Fed needs to start normalizing short-term rates in our view. After the sharp sell-off in April and May, the pressing question for the U.S. bond market is how much of the impending tightening cycle is now discounted in longer-term bond yields. In our view, fair value for 10-year U.S. Treasuries lies closer to 5.5%, meaning that part of the adjustment has taken place but part is yet to come. With this in mind, we will continue to run the portfolio short duration relative to its benchmark until we see these higher yields.

--------------------------------------------------------------------------------
7   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     For other parts of the world, Europe is also starting to look better economically and we do not expect the European Central Bank will ease policy again. That said, Europe continues to lag the U.S. business cycle, and we expect the ECB to stay on hold through the balance of the year before starting a modest tightening cycle in early 2005. So that probably means for the short-run European bonds have the potential to outperform U.S. Treasuries. Japan in our view continues to look unattractive, in part because the recovery is doing better and in part because yields remain at such low levels.

     In terms of currency markets, the key structural negatives in place for the U.S. dollar, such as our large trade and current account imbalances, have not gone away. In our view, these negatives will start to exert more influence again in the months ahead now that global investors have started adjusting to the prospect of a Fed tightening cycle beginning in the next few months. We expect the dollar to decline over the balance of 2004, although charting the exact course of that decline remains tricky.

     Overall, we believe the economic outlook argues for being defensive on interest rate risk and fairly cautious on sector exposures.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

World Income Portfolio

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (95.6%)(c)
Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

Australia (1.7%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11             10.75%                $200,000             $217,000
New South Wales Treasury
  (Australian Dollar)
   03-01-08              8.00                8,000,000            6,196,475
Queensland Treasury
  (Australian Dollar)
   06-14-05              6.50                3,000,000            2,187,033
Telstra
  (U.S. Dollar)
   04-01-12              6.38                  500,000              546,085
Total                                                             9,146,593

Austria (2.0%)
Republic of Austria
  (European Monetary Unit)
   01-15-10              5.50                8,500,000           11,154,910

Brazil (0.4%)
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14              8.00                1,254,865            1,145,943
   01-20-34              8.25                1,200,000              883,200
Total                                                             2,029,143

Canada (2.4%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14              6.75                   40,000(d)            39,600
Canada Housing Trust
  (Canadian Dollar)
   06-15-06              5.53                3,220,000            2,478,456
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10              4.90                  380,000(d)           280,307
CanWest Media
  (U.S. Dollar) Series B
   04-15-13              7.63                  250,000              266,250
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13              7.25                  200,000              208,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12              8.75                  200,000              220,500
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13              6.75                  260,000              270,400
Province of British Columbia
  (Canadian Dollar)
   08-23-10              6.38                6,400,000            5,169,834
Province of Ontario
  (Canadian Dollar)
   03-08-06              5.90                3,300,000            2,543,209
Province of Quebec
  (Japanese Yen) (MBIA Insured)
   05-09-13              1.60              150,000,000(j)         1,378,268
Sun Media
  (U.S. Dollar)
   02-15-13              7.63                  200,000              213,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14              6.88                  125,000              126,250
Total                                                            13,194,574

Colombia (0.1%)
Republic of Colombia
  (U.S. Dollar)
   01-23-12             10.00                  490,000              521,850

Croatia (0.2%)
Croatia
  (European Monetary Unit)
   03-14-11              6.75                  660,000              879,236

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

Denmark (1.1%)
Kingdom of Denmark
  (Danish Krone)
   03-15-06              8.00%              16,000,000           $2,824,071
Realkredit Danmark
  (Danish Krone)
   01-01-06              4.00               17,800,000            2,929,167
Total                                                             5,753,238

Finland (2.2%)
Republic of Finland
  (European Monetary Unit)
   07-04-07              5.00                9,400,000           11,952,586

France (4.8%)
Cie Financement Foncier
  (European Monetary Unit)
   06-24-05              5.00                1,900,000            2,344,783
Dexia Municipal Agency
  (European Monetary Unit)
   04-26-07              5.38                4,700,000            6,013,185
France Telecom
  (U.S. Dollar)
   03-01-06              8.20                  700,000(e)           761,352
Govt of France
  (European Monetary Unit)
   04-25-12              5.00                4,400,000            5,636,749
   04-25-13              4.00                9,400,000           11,162,704
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08              6.25                  375,000              393,750
Total                                                            26,312,523

Germany (8.4%)
Allgemeine Hypo Bank
  (European Monetary Unit)
   09-02-09              5.00                1,860,000(d)         2,370,189
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13              1.40              150,000,000            1,349,065
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-13              3.75                9,600,000           11,179,105
   07-04-27              6.50                7,470,000           10,986,997
Bundesschatzanweisungen
  (European Monetary Unit)
   12-16-05              2.75                6,300,000            7,589,880
Depfa Pfandbriefbank
  (European Monetary Unit)
   01-15-10              5.50                2,200,000            2,875,665
Deutsche Bank
  (European Monetary Unit)
   07-28-09              4.25                  500,000              614,728
Eurohypo
  (European Monetary Unit)
   07-05-10              5.75                2,200,000            2,912,466
Hypothekenbk In Essen
  (European Monetary Unit)
   07-06-09              4.25                2,400,000            2,961,356
Westfaelische Hypobank
  (European Monetary Unit)
   04-24-06              4.75                2,300,000            2,865,890
Total                                                            45,705,341

Greece (4.2%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06              2.75                7,600,000            9,118,671
   05-18-11              5.35                6,300,000            8,191,045
   10-22-22              5.90                4,200,000            5,623,132
Total                                                            22,932,848

Hungary (0.5%)
Govt of Hungary
  (Hungarian Forint)
   04-12-05              7.75              565,000,000            2,624,241

Ireland (--%)
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12              9.63                  125,000              140,625

Italy (6.1%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
   03-01-07              4.50                8,800,000           11,018,931
   10-15-07              5.00                8,700,000           11,073,026
   11-01-26              7.25                3,486,283            5,498,280
Republic of Italy
  (Japanese Yen)
   03-27-08              3.80              500,000,000            5,078,643
Telecom Italia
  (European Monetary Unit)
   02-01-07              5.63                  500,000              633,488
Total                                                            33,302,368

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

Japan (5.1%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12              1.40%             650,000,000           $5,907,002
Govt of Japan
  (Japanese Yen)
   03-20-09              0.70              390,000,000            3,533,541
   12-21-09              1.70              970,000,000            9,211,094
   03-22-10              1.70              320,000,000            3,036,296
   06-20-12              1.40              700,000,000            6,377,386
Total                                                            28,065,319

Luxembourg (0.2%)
Michelin Finance Luxembourg
  (European Monetary Unit)
   04-16-09              6.13                  500,000              655,155
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13              5.25                  530,000(d)           522,541
Total                                                             1,177,696

Malaysia (0.3%)
Petronas Capital
  (U.S. Dollar)
   05-22-12              7.00                1,500,000(d)         1,652,862

Mexico (0.7%)
United Mexican States
  (Japanese Yen)
   06-06-06              6.75               62,000,000              630,453
  (U.S. Dollar)
   03-03-15              6.63                3,150,000            3,173,625
Total                                                             3,804,078

Netherlands (3.2%)
Bank of Nederlandse Gemeenten
  (British Pound)
   08-06-07              7.38                1,100,000            2,075,496
Deutsche Telekom Intl Finance
  (European Monetary Unit)
   05-29-07              7.50                  500,000              668,905
  (U.S. Dollar)
   07-22-13              5.25                1,200,000            1,191,323
Govt of Netherlands
  (European Monetary Unit)
   07-15-12              5.00                8,700,000           11,103,627
Intl Nederland Bank
  (European Monetary Unit) Sr Nts
   01-29-09              4.25                  600,000              737,296
RWE Finance
  (European Monetary Unit)
   10-26-07              5.50                  500,000              642,268
Vodafone Finance
  (European Monetary Unit)
   05-27-09              4.75                  740,000              918,853
Total                                                            17,337,768

New Zealand (1.5%)
Govt of New Zealand
  (New Zealand Dollar)
   02-15-05              6.50                3,400,000            2,141,004
   11-15-06              8.00                8,800,000            5,791,535
Total                                                             7,932,539

Norway (1.6%)
A/S Eksportfinans
  (Japanese Yen)
   06-21-10              1.80              340,000,000            3,218,806
Govt of Norway
  (Norwegian Krone)
   05-16-11              6.00               36,800,000            5,799,069
Total                                                             9,017,875

Poland (0.9%)
Republic of Poland
  (Polish Zloty)
   02-12-06              8.50               11,600,000            2,963,592
   11-24-09              6.00                9,000,000            2,106,664
Total                                                             5,070,256

Romania (0.1%)
Govt of Romania
  (European Monetary Unit)
   05-08-12              8.50                  430,000              601,683

South Korea (0.1%)
Korea Development Bank
  (Japanese Yen)
   06-25-08              0.98               70,000,000              627,961

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

Spain (6.9%)
Govt of Spain
  (European Monetary Unit)
   10-31-07              4.25%               8,950,000          $11,156,210
   07-30-09              5.15                9,500,000           12,291,780
   01-31-10              4.00                9,400,000           11,477,240
La Caixa De Barcelona
  (European Monetary Unit)
   03-04-10              3.50                2,500,000            2,950,518
Total                                                            37,875,748

Supra-National (2.8%)
European Investment Bank
  (British Pound)
   12-07-11              5.50                3,000,000            5,410,048
Inter-American Development Bank
  (Japanese Yen)
   07-08-09              1.90            1,035,000,000            9,934,350
Total                                                            15,344,398

Sweden (0.5%)
Govt of Sweden
  (Swedish Krona)
   04-20-06              3.50               19,000,000            2,515,357

United Kingdom (3.5%)
British Telecom
  (U.S. Dollar)
   12-15-10              8.38                  700,000              833,201
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-04              9.25                3,500,000(b,k)          70,000
   06-15-07              9.50                8,750,000(b,k)         175,000
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12              5.25                2,430,000            2,451,554
United Kingdom Treasury
  (British Pound)
   12-07-07              7.25                3,900,000            7,486,561
   11-25-10              6.25                2,900,000            5,537,449
   03-07-12              5.00                1,600,000            2,850,134
Total                                                            19,403,899

United States (34.1%)
Aesop Funding II LLC
  (U.S. Dollar) Series 2002-1A Cl A1
   10-20-06              3.85                  500,000(f)           510,564
Airgas
  (U.S. Dollar)
   10-01-11              9.13                  195,000              220,350
Allied Waste North America
  (U.S. Dollar) Series B
   04-01-08              8.88                  200,000              222,000
Apogent Technologies
  (U.S. Dollar) Sr Sub Nts
   05-15-13              6.50                  175,000              181,563
Arvinmeritor
  (U.S. Dollar)
   02-15-09              6.80                   75,000               76,500
ASIF Global Financing
  (U.S. Dollar)
   01-17-13              4.90                3,800,000(d)         3,744,444
AT&T
  (U.S. Dollar)
   03-15-09              6.00                   10,000               10,014
  (U.S. Dollar) Sr Nts
   11-15-11              8.05                  230,000              252,370
AT&T Wireless Services
  (U.S. Dollar) Sr Nts
   03-01-11              7.88                  500,000              575,909
Ball
  (U.S. Dollar)
   12-15-12              6.88                  335,000              355,100
Bank of America
  (U.S. Dollar) Sr Nts
   02-01-07              5.25                1,000,000            1,054,022
   09-15-12              4.88                1,100,000            1,088,116
  (U.S. Dollar) Sub Nts
   08-15-13              4.75                  800,000              772,987
Bear Stearns Commercial Mtge Securities
  (U.S. Dollar) Series 2003-T10 Cl A1
   03-13-40              4.00                  664,690(f)           654,553
Boise Cascade
  (U.S. Dollar) Sr Nts
   11-01-10              6.50                   90,000               94,050
Boyd Gaming
  (U.S. Dollar) Sr Sub Nts
   04-15-14              6.75                   75,000(d)            73,875
Caesars Entertainment
  (U.S. Dollar) Sr Sub Nts
   05-15-11              8.13                   85,000               93,925

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
CBD Media/Finance
  (U.S. Dollar)
   06-01-11              8.63%                 $60,000              $64,050
Centerpoint Energy
  (U.S. Dollar)
   02-15-11              7.75                  130,000              145,560
Charter Communication Holdings LLC/Capital
  (U.S. Dollar) Sr Nts
   04-30-12              8.00                   45,000(d)            44,325
   04-30-14              8.38                   15,000(d)            14,775
Chesapeake Energy
  (U.S. Dollar) Sr Nts
   01-15-16              6.88                   80,000(d)            82,300
Chiquita Brands Intl
  (U.S. Dollar) Sr Nts
   03-15-09             10.56                  225,000              246,094
Choctaw Resort Development Enterprises
  (U.S. Dollar) Sr Nts
   04-01-09              9.25                  150,000              162,000
Cincinnati Bell
  (U.S. Dollar)
   07-15-13              7.25                  125,000              121,250
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10              3.88                5,900,000            7,024,409
Comcast
  (U.S. Dollar)
   03-15-11              5.50                2,150,000            2,204,222
Comcast Cable Communication Holdings
  (U.S. Dollar)
   03-15-13              8.38                  106,000              126,472
Compass Minerals Group
  (U.S. Dollar)
   08-15-11             10.00                  200,000              228,000
Consumers Energy
  (U.S. Dollar) 1st Mtge Series C
   04-15-08              4.25                  550,000              549,712
Cott Beverages
  (U.S. Dollar)
   12-15-11              8.00                  500,000              545,000
CS First Boston Mtge Securities
  (U.S. Dollar) Series 2004-C1 Cl A2
   01-15-37              3.52                  500,000(f)           489,464
CSC Holdings
  (U.S. Dollar) Sr Nts
   12-15-07              7.88                  150,000              159,750
   04-15-12              6.75                   40,000(d)            39,600
CSK Auto
  (U.S. Dollar)
   01-15-14              7.00                   60,000(d)            59,250
D.R. Horton
  (U.S. Dollar) Sr Nts
   05-01-13              6.88                  150,000              156,750
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07              5.63                  670,000              846,421
  (U.S. Dollar)
   06-04-08              4.05                  800,000              784,800
Del Monte
  (U.S. Dollar) Series B
   05-15-11              9.25                  200,000              220,500
Dex Media West/Finance
  (U.S. Dollar) Sr Nts
   08-15-10              8.50                   55,000(d)            59,400
DirecTV Holdings/Finance
  (U.S. Dollar) Sr Nts
   03-15-13              8.38                  150,000              169,500
Dominos
  (U.S. Dollar) Sr Sub Nts
   07-01-11              8.25                  125,000              135,000
DRS Technologies
  (U.S. Dollar) Sr Sub Nts
   11-01-13              6.88                   80,000               80,400
EchoStar DBS
  (U.S. Dollar) Sr Nts
   10-01-08              5.75                  125,000(d)           125,313
El Paso Natl Gas
  (U.S. Dollar) Sr Nts Series A
   08-01-10              7.63                  160,000              164,800
Emmis Operating
  (U.S. Dollar)
   05-15-12              6.88                   70,000(d,h)          69,650
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   01-15-06              5.25                1,800,000            2,252,009
  (U.S. Dollar)
   07-01-17              6.00                  739,829              772,869
   09-01-17              6.50                  695,001              735,706
   05-01-18              5.50                1,314,560            1,349,989
   10-01-18              5.00                1,041,646            1,052,803
   04-01-33              6.00                2,643,113            2,720,086
   08-01-33              6.50                  549,025              571,806
   11-01-33              5.00                1,542,537            1,498,550

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
Federal Home Loan Mtge Corp (cont.)
  Collateralized Mtge Obligation
  (U.S. Dollar)
   11-15-18              5.00%              $2,500,000(f)        $2,541,890
   11-15-28              4.50                1,082,592(f)         1,086,529
Federal Natl Mtge Assn
  (U.S. Dollar)
   01-01-09              5.74                1,210,337            1,289,334
   01-01-13              4.92                  521,577              527,652
   02-01-13              4.87                1,355,531            1,357,830
   12-01-13              4.98                4,980,121            4,982,771
   03-01-17              5.50                1,419,006            1,464,557
   03-01-17              6.00                  434,716              453,649
   04-01-17              6.50                1,332,554            1,421,794
   06-01-17              6.00                1,113,754            1,162,259
   08-01-18              4.50                2,359,775            2,325,577
   11-01-18              5.50                2,408,740            2,481,040
   12-01-18              5.00                4,724,687            4,770,944
   07-01-23              5.00                1,370,574            1,353,160
   12-01-31              6.50                  562,819              588,250
   05-01-32              7.00                1,675,710            1,771,495
   05-01-32              7.50                1,039,214            1,111,649
   06-01-32              7.00                  887,415              945,810
   07-01-32              6.50                  785,369              817,597
   08-01-32              6.50                2,925,115            3,048,470
   09-01-32              6.50                  619,629              648,924
   11-01-32              7.50                1,489,872            1,593,720
   03-01-33              5.50                2,749,069            2,747,348
   03-01-33              6.00                3,476,123            3,557,725
   04-01-33              6.00                3,582,973            3,676,015
   05-01-33              6.00                  913,490              937,215
   06-01-33              5.50                4,709,237            4,713,426
   07-01-33              5.50                  815,757              815,505
   07-01-33              7.00                1,499,317            1,585,054
   09-01-33              5.50                2,110,164            2,106,888
   11-01-33              6.50                3,781,808            3,943,369
FirstEnergy
  (U.S. Dollar) Series B
   11-15-11              6.45                   78,000               82,029
Fisher Scientific Intl
  (U.S. Dollar) Sr Sub Nts
   09-01-13              8.00                   75,000               82,125
Ford Motor
  (U.S. Dollar)
   10-01-28              6.63                  650,000              583,353
GE Financial Assurance Holdings
  (Japanese Yen)
   06-20-11              1.60              130,000,000            1,146,042
General Electric
  (U.S. Dollar)
   02-01-13              5.00                1,000,000              995,779
General Electric Capital
  (European Monetary Unit)
   06-20-07              5.13                  500,000              634,253
Georgia Gulf
  (U.S. Dollar) Sr Nts
   12-15-13              7.13                   55,000(d)            57,888
Georgia-Pacific
  (U.S. Dollar)
   02-01-10              8.88                  185,000              213,675
GMAC
  (U.S. Dollar)
   03-02-11              7.25                3,700,000            3,949,269
Goldman Sachs Group
  (U.S. Dollar)
   05-15-09              6.65                  500,000              553,209
   07-15-13              4.75                  600,000              571,596
Govt Natl Mtge Assn
  (U.S. Dollar)
   10-15-33              5.50                1,925,427            1,927,915
  Collateralized Mtge Obligation
  Interest Only
  (U.S. Dollar)
   01-20-32              2.83                3,820,082(f,g)         549,991
Grant Prideco Escrow
  (U.S. Dollar)
   12-15-09              9.00                  250,000              278,125
Graphic Packaging Intl
  (U.S. Dollar) Sr Nts
   08-15-11              8.50                   35,000               38,675
Gulfterra Energy Partner
  (U.S. Dollar) Sr Nts
   06-01-10              6.25                  280,000              289,800
Hilton Hotels
  (U.S. Dollar)
   12-01-12              7.63                  200,000              224,999

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
Host Marriott LP
  (U.S. Dollar) Sr Nts
   11-01-13              7.13%                 $75,000              $76,125
Intl Paper
  (European Monetary Unit)
   08-11-06              5.38                  700,000              877,299
IPALCO Enterprises
  (U.S. Dollar)
   11-14-08              8.38                  250,000              277,500
J.P. Morgan Chase
  (U.S. Dollar) Sub Nts
   02-01-11              6.75                  500,000              558,557
   03-15-14              4.88                  410,000              392,094
Jorgensen Earle M.
  (U.S. Dollar)
   06-01-12              9.75                   50,000               56,000
Joy Global
  (U.S. Dollar) Series B
   03-15-12              8.75                   60,000               67,200
Key Energy Services
  (U.S. Dollar) Series C
   03-01-08              8.38                  130,000              138,450
  (U.S. Dollar) Sr Nts
   05-01-13              6.38                   70,000               68,950
Kraft Foods
  (U.S. Dollar)
   10-01-08              4.00                1,100,000            1,095,369
L-3 Communications
  (U.S. Dollar)
   06-15-12              7.63                  250,000              267,500
Lamar Media
  (U.S. Dollar)
   01-01-13              7.25                   75,000               80,625
Lehman Brothers Holdings
  (U.S. Dollar)
   08-07-08              3.50                  500,000              490,575
MacDermid
  (U.S. Dollar)
   07-15-11              9.13                   35,000               39,375
Manitowoc
  (U.S. Dollar)
   11-01-13              7.13                  200,000              209,000
Meritage
  (U.S. Dollar)
   06-01-11              9.75                  145,000              161,494
Metris Master Trust
  (U.S. Dollar) Series 2001-3 Cl C
   07-21-08              2.80                  400,000(d,f)         394,832
MGM Mirage
  (U.S. Dollar)
   10-01-09              6.00                  125,000              127,188
  (U.S. Dollar) Sr Nts
   02-27-14              5.88                   65,000               62,563
Mohegan Tribal Gaming
  (U.S. Dollar) Sr Sub Nts
   04-01-12              8.00                  150,000              162,750
Morgan Stanley, Dean Witter
  (European Monetary Unit)
   03-16-06              5.25                2,400,000            3,003,769
Morris Publishing
  (U.S. Dollar) Sr Sub Nts
   08-01-13              7.00                   65,000(d)            65,325
NeighborCare
  (U.S. Dollar) Sr Sub Nts
   11-15-13              6.88                   25,000(d)            25,500
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12              8.38                  340,000              377,400
Nextel Communications
  (U.S. Dollar) Sr Nts
   10-31-13              6.88                  300,000              305,250
Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
   07-15-08              2.61                  500,000(f)           498,295
Norcraft Companies LP/Finance
  (U.S. Dollar) Sr Sub Nts
   11-01-11              9.00                   90,000(d)            95,175
Nortek Holdings
  (U.S. Dollar) Sr Sub Nts Series B
   06-15-11              9.88                   75,000               84,188
Northwest Pipeline
  (U.S. Dollar)
   03-01-10              8.13                   10,000               10,850
Offshore Logistics
  (U.S. Dollar)
   06-15-13              6.13                  155,000              147,250
Omnicare
  (U.S. Dollar) Sr Sub Nts
   06-01-13              6.13                  140,000              141,400
Overseas Private Investment
  (U.S. Dollar) U.S. Govt Guaranty Series 1996A
   09-15-08              6.99                3,750,000            4,086,150
Owens-Brockway Glass
  (U.S. Dollar)
   05-15-11              7.75                  115,000              120,463

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
Peabody Energy
  (U.S. Dollar) Series B
   03-15-13              6.88%                $395,000             $410,800
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14              7.38                  450,000              469,314
Qwest
  (U.S. Dollar)
   11-01-04              7.20                  150,000              151,875
   03-15-12              9.13                  175,000(d)           189,000
Raytheon
  (U.S. Dollar)
   04-01-13              5.38                  550,000              551,397
Ryland Group
  (U.S. Dollar) Sr Nts
   06-01-08              5.38                  310,000              316,200
SBC Communications
  (U.S. Dollar)
   08-15-12              5.88                  300,000              312,447
Schuler Homes
  (U.S. Dollar)
   07-15-09              9.38                   85,000               93,925
Scotts
  (U.S. Dollar) Sr Sub Nts
   11-15-13              6.63                   15,000(d)            15,638
Seneca Gaming
  (U.S. Dollar) Sr Nts
   05-01-12              7.25                   10,000(d,h)          10,163
Service Corp Intl
  (U.S. Dollar)
   04-15-09              7.70                   30,000               32,025
Silgan Holdings
  (U.S. Dollar) Sr Sub Nts
   11-15-13              6.75                  125,000              125,625
Smurfit-Stone Container
  (U.S. Dollar)
   10-01-12              8.25                   85,000               90,950
Southern Natural Gas
  (U.S. Dollar)
   03-15-10              8.88                  175,000              193,375
Sprint Capital
  (U.S. Dollar)
   03-15-12              8.38                  860,000            1,009,336
SPX
  (U.S. Dollar) Sr Nts
   06-15-11              6.25                  275,000              274,313
Station Casinos
  (U.S. Dollar) Sr Nts
   04-01-12              6.00                  140,000(d)           140,875
Stone Container
  (U.S. Dollar) Sr Nts
   07-01-12              8.38                  210,000              224,700
Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
   04-15-13              7.38                  140,000              147,875
TD Funding
  (U.S. Dollar)
   07-15-11              8.38                  135,000              142,763
Time Warner
  (U.S. Dollar)
   05-01-12              6.88                1,950,000            2,131,857
Toyota Motor Credit
  (Japanese Yen)
   06-09-08              0.75              297,000,000            2,692,590
Transcontinental Gas Pipeline
  (U.S. Dollar) Series B
   08-15-11              7.00                  175,000              186,375
Triad Hospitals
  (U.S. Dollar) Sr Nts
   05-15-12              7.00                  140,000(h)           136,556
TRW Automotive
  (U.S. Dollar) Sr Nts
   02-15-13              9.38                   70,000               80,150
U.S. Treasury (U.S. Dollar)
   02-15-07              2.25                  992,000(l)           978,592
   02-15-14              4.00               26,840,000           25,783,175
   08-15-23              6.25                7,585,000(l)         8,428,240
   02-15-26              6.00                5,390,000(l)         5,828,778
United Auto Group
  (U.S. Dollar)
   03-15-12              9.63                   75,000               83,813
United States Steel
  (U.S. Dollar) Sr Nts
   05-15-10              9.75                   50,000               57,500
Vail Resorts
  (U.S. Dollar) Sr Sub Nts
   02-15-14              6.75                   60,000(d)            58,800
Valmont Inds
  (U.S. Dollar)
   05-01-14              6.88                  140,000(d,h)         139,995
Verizon Pennsylvania
  (U.S. Dollar) Series A
   11-15-11              5.65                3,660,000(l)         3,789,271

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
Wachovia
  (U.S. Dollar)
   08-15-08              3.50%                $400,000             $395,212
Wachovia Bank Commercial Mtge Trust
  (U.S. Dollar) Series 2003-C8 Cl A2
   11-15-35              3.89                1,250,000            1,238,637
Washington Mutual Bank FA
  (U.S. Dollar) Sub Nts
   06-15-11              6.88                2,000,000(f)         2,236,761
Wells Fargo
  (U.S. Dollar) Sr Nts
   02-15-07              5.13                1,000,000            1,052,635
Weyerhaeuser
  (U.S. Dollar)
   03-15-12              6.75                1,100,000            1,205,881
William Carter
  (U.S. Dollar) Series B
   08-15-11             10.88                  150,000              172,500
Williams Companies
  (U.S. Dollar)
   03-15-12              8.13                  170,000              184,875
Total                                                           186,388,346

Total bonds
(Cost: $505,193,611)                                           $522,465,861

Short-term securities (7.3%)
Issuer                Annualized              Amount               Value(a)
                     yield on date          payable at
                      of purchase            maturity

U.S. government agency (5.1%)
Federal Natl Mtge Assn Disc Nts
   05-05-04              1.02%              $7,000,000           $6,999,094
   05-19-04              1.00                5,700,000            5,697,197
   06-02-04              1.00               10,000,000            9,991,285
   06-09-04              1.00                5,000,000            4,994,718
Total                                                            27,682,294

Commercial paper (2.2%)
Household Finance
   05-03-04              1.03                4,400,000            4,399,622
ING (US) Funding LLC
   07-16-04              1.07                3,300,000            3,292,755
Receivables Capital
   05-13-04              1.05                4,500,000(i)         4,498,342
Total                                                            12,190,719

Total short-term securities
(Cost: $39,872,842)                                             $39,873,013

Total investments in securities
(Cost: $545,066,453)(m)                                        $562,338,874

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $10,371,622 or 1.9% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of April 30, 2004.

(h) At April 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $360,000.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $4,498,342 or 0.8% of net assets.

(j) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA -- MBIA Insurance Corporation

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2004, is as follows:

     Security                                   Acquisition              Cost
                                                   dates
     Greater Beijing First Expressways
       (U.S. Dollar) 9.25% Sr Nts 2004            6-12-97          $  410,923
       (U.S. Dollar) 9.50% Sr Nts 2007            6-12-97           1,192,681

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts
     U.S. Treasury Notes, June 2004, 10-year                      $24,500,000

(m) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $545,066,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $22,563,000
     Unrealized depreciation                                       (5,290,000)
                                                                   ----------
     Net unrealized appreciation                                  $17,273,000
                                                                  -----------

--------------------------------------------------------------------------------
18   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Income Portfolio

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $545,066,453)                                                             $562,338,874
Foreign currency holdings (identified cost $30) (Note 1)                                                29
Dividends and accrued interest receivable                                                        8,521,346
Receivable for investment securities sold                                                        5,795,561
                                                                                                 ---------
Total assets                                                                                   576,655,810
                                                                                               -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                  108,672
Payable for investment securities purchased                                                      5,852,049
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                       82,041
Payable upon return of securities loaned (Note 4)                                               23,950,000
Accrued investment management services fee                                                          11,278
Other accrued expenses                                                                              51,089
                                                                                                    ------
Total liabilities                                                                               30,055,129
                                                                                                ----------
Net assets                                                                                    $546,600,681
                                                                                              ============
* Including securities on loan, at value (Note 4)                                             $ 23,054,880
                                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
World Income Portfolio

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                      $       721
Interest                                                                                        11,270,182
Fee income from securities lending (Note 4)                                                         33,397
                                                                                                    ------
Total income                                                                                    11,304,300
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                               2,105,193
Compensation of board members                                                                        6,058
Custodian fees                                                                                      95,650
Audit fees                                                                                          12,750
Other                                                                                                8,015
                                                                                                     -----
Total expenses                                                                                   2,227,666
   Earnings credits on cash balances (Note 2)                                                         (403)
                                                                                                      ----
Total net expenses                                                                               2,227,263
                                                                                                 ---------
Investment income (loss) -- net                                                                  9,077,037
                                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                               13,339,307
   Foreign currency transactions                                                                (1,012,263)
   Futures contracts                                                                              (598,836)
   Options contracts written (Note 7)                                                              167,310
                                                                                                   -------
Net realized gain (loss) on investments                                                         11,895,518
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           (3,121,373)
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                            8,774,145
                                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                                $17,851,182
                                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
World Income Portfolio
                                                                           April 30, 2004     Oct. 31, 2003
                                                                          Six months ended     Year ended
                                                                             (Unaudited)
Operations
Investment income (loss) -- net                                             $  9,077,037      $ 17,801,878
Net realized gain (loss) on investments                                       11,895,518        18,001,647
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         (3,121,373)       33,085,822
                                                                              ----------        ----------
Net increase (decrease) in net assets resulting from operations               17,851,182        68,889,347
                                                                              ----------        ----------
Proceeds from contributions                                                   18,244,464        39,684,999
Fair value of withdrawals                                                    (32,535,111)      (68,855,691)
                                                                             -----------       -----------
Net contributions (withdrawals) from partners                                (14,290,647)      (29,170,692)
                                                                             -----------       -----------
Total increase (decrease) in net assets                                        3,560,535        39,718,655
Net assets at beginning of period                                            543,040,146       503,321,491
                                                                             -----------       -----------
Net assets at end of period                                                 $546,600,681      $543,040,146
                                                                            ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporations
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings were comprised of Australian dollars.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of April 30, 2004, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2004 was $245,000 representing 0.04% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of April 30, 2004, the Portfolio has entered into outstanding when-issued securities of $360,000.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended April 30, 2004, the Portfolio's custodian fees were reduced by $403 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $312,865,844 and $309,350,398, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2004, securities valued at $23,054,880 were on loan to brokers. For collateral, the Portfolio received $23,950,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $33,397 for the six months ended April 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Portfolio has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                         Currency to      Currency to       Unrealized       Unrealized
Exchange date           be delivered      be received      appreciation     depreciation
June 6, 2004              12,853,236    1,410,000,000           $--            $82,041
                         U.S. Dollar     Japanese Yen

--------------------------------------------------------------------------------
25   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

6. INTEREST RATE FUTURES CONTRACTS

As of April 30, 2004, investments in securities included securities valued at $648,220 that were pledged as collateral to cover initial margin deposits on 245 open sale contracts. The notional market value of the open sale contracts as of April 30, 2004 was $27,072,500 with a net unrealized gain of $1,129,942. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                   Six months ended April 30, 2004
                                                    Puts                   Calls
                                            Contracts   Premiums   Contracts   Premiums
Balance Oct. 31, 2003                          59     $ 54,155        59     $ 113,155
Exercised                                      --           --       (59)     (113,155)
Expired                                       (59)     (54,155)       --            --
Balance April 30, 2004                         --     $     --        --     $      --
                                             ----     --------      ----     ---------

8. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2004(e)      2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                         .80%(c)      .80%       .79%       .78%       .78%
Ratio of net investment income (loss) to average daily net assets       3.24%(c)     3.29%      3.66%      5.27%      5.98%
Portfolio turnover rate (excluding short-term securities)                 58%         117%        51%        24%        48%
Total return(b)                                                         3.20%(d)    13.99%      6.89%     11.29%     (4.29%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Bond Fund

April 30, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                       $546,464,373
Capital shares receivable                                                                                   241,990
                                                                                                            -------
Total assets                                                                                            546,706,363
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      249,746
Accrued distribution fee                                                                                      7,133
Accrued transfer agency fee                                                                                   3,061
Accrued administrative services fee                                                                             849
Other accrued expenses                                                                                       69,130
                                                                                                             ------
Total liabilities                                                                                           329,919
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $546,376,444
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    826,738
Additional paid-in capital                                                                              529,650,729
Undistributed net investment income                                                                          88,993
Accumulated net realized gain (loss) (Note 5)                                                            (2,477,623)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    18,287,607
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $546,376,444
                                                                                                       ============
Net assets applicable to outstanding shares:                    Class A                                $374,838,999
                                                                Class B                                $161,928,491
                                                                Class C                                $  5,237,060
                                                                Class I                                $  4,298,940
                                                                Class Y                                $     72,954
Net asset value per share of outstanding capital stock:         Class A shares      56,713,413         $       6.61
                                                                Class B shares      24,504,889         $       6.61
                                                                Class C shares         795,525         $       6.58
                                                                Class I shares         648,951         $       6.62
                                                                Class Y shares          11,012         $       6.62
                                                                                        ------         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $       721
Interest                                                                                                 11,268,200
Fee income from securities lending                                                                           33,389
                                                                                                             ------
Total income                                                                                             11,302,310
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         2,226,716
Distribution fee
   Class A                                                                                                  485,829
   Class B                                                                                                  820,481
   Class C                                                                                                   25,932
Transfer agency fee                                                                                         461,495
Incremental transfer agency fee
   Class A                                                                                                   34,374
   Class B                                                                                                   22,555
   Class C                                                                                                      333
Service fee -- Class Y                                                                                           38
Administrative services fees and expenses                                                                   158,879
Compensation of board members                                                                                 5,542
Printing and postage                                                                                         59,500
Registration fees                                                                                            35,800
Audit fees                                                                                                    4,250
Other                                                                                                        10,926
                                                                                                             ------
Total expenses                                                                                            4,352,650
   Earnings credits on cash balances (Note 2)                                                                (2,419)
                                                                                                             ------
Total net expenses                                                                                        4,350,231
                                                                                                          ---------
Investment income (loss) -- net                                                                           6,952,079
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 13,338,550
   Foreign currency transactions                                                                         (1,014,208)
   Futures contracts                                                                                       (598,836)
   Options contracts written                                                                                167,310
                                                                                                            -------
Net realized gain (loss) on investments                                                                  11,892,816
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (3,120,720)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                     8,772,096
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $15,724,175
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund
                                                                                   April 30, 2004       Oct. 31, 2003
                                                                                  Six months ended       Year ended
                                                                                     (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $  6,952,079       $  13,500,260
Net realized gain (loss) on investments                                              11,892,816          17,996,432
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (3,120,720)         33,079,008
                                                                                     ----------          ----------
Net increase (decrease) in net assets resulting from operations                      15,724,175          64,575,700
                                                                                     ----------          ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (9,297,975)        (12,438,109)
     Class B                                                                         (3,287,569)         (3,958,002)
     Class C                                                                           (104,663)           (103,214)
     Class I                                                                             (6,977)                 --
     Class Y                                                                             (1,952)             (1,009)
                                                                                         ------              ------
Total distributions                                                                 (12,699,136)        (16,500,334)
                                                                                    -----------         -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                           47,598,982         118,383,281
   Class B shares                                                                    24,159,495          50,004,285
   Class C shares                                                                     1,210,585           3,603,615
   Class I shares                                                                     4,392,529                  --
   Class Y shares                                                                        13,381              41,942
Reinvestment of distributions at net asset value
   Class A shares                                                                     8,593,979          11,408,319
   Class B shares                                                                     3,059,909           3,683,453
   Class C shares                                                                        91,695              93,681
   Class I shares                                                                         6,904                  --
   Class Y shares                                                                         1,952                 985
Payments for redemptions
   Class A shares                                                                   (64,049,300)       (130,390,225)
   Class B shares (Note 2)                                                          (23,799,855)        (63,154,212)
   Class C shares (Note 2)                                                             (979,926)         (1,678,853)
   Class I shares                                                                       (21,727)                 --
   Class Y shares                                                                        (7,940)            (55,411)
                                                                                         ------             -------
Increase (decrease) in net assets from capital share transactions                       270,663          (8,059,140)
                                                                                        -------          ----------
Total increase (decrease) in net assets                                               3,295,702          40,016,226
Net assets at beginning of period                                                   543,080,742         503,064,516
                                                                                    -----------         -----------
Net assets at end of period                                                        $546,376,444       $ 543,080,742
                                                                                   ============       =============
Undistributed net investment income                                                $     88,993       $   5,836,050
                                                                                   ------------       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charges and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of April 30, 2004 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
30   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
31   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $521,767 for Class A, $54,164 for Class B and $1,185 for Class C for the six months ended April 30, 2004.

During the six months ended April 30, 2004, the Fund's transfer agency fees were reduced by $2,419 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended April 30, 2004
                                            Class A        Class B       Class C      Class I*     Class Y
Sold                                      7,023,881      3,565,252       179,492      651,094        2,007
Issued for reinvested distributions       1,273,699        453,211        13,641        1,005          289
Redeemed                                 (9,445,754)    (3,516,497)     (145,435)      (3,148)      (1,156)
                                         ----------     ----------      --------       ------       ------
Net increase (decrease)                  (1,148,174)       501,966        47,698      648,951        1,140
                                         ----------        -------        ------      -------        -----

* Inception date was March 4, 2004.
                                                               Year ended Oct. 31, 2003
                                            Class A        Class B       Class C      Class I      Class Y
Sold                                     18,346,322      7,797,131       562,338          N/A        6,300
Issued for reinvested distributions       1,795,377        578,536        14,712          N/A          154
Redeemed                                (20,340,957)    (9,764,130)     (260,976)         N/A       (9,193)
                                        -----------     ----------      --------        -----       ------
Net increase (decrease)                    (199,258)    (1,388,463)      316,074          N/A       (2,739)
                                           --------     ----------       -------        -----       ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $14,577,099 as of Oct. 31, 2003, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(f)     2003        2002       2001       2000
Net asset value, beginning of period                                     $6.57       $6.00       $5.81      $5.39      $5.87
Income from investment operations:
Net investment income (loss)                                               .09         .18         .19        .27        .34
Net gains (losses) (both realized and unrealized)                          .11         .60         .17        .30       (.63)
Total from investment operations                                           .20         .78         .36        .57       (.29)
Less distributions:
Dividends from net investment income                                      (.16)       (.21)       (.17)      (.15)      (.19)
Net asset value, end of period                                           $6.61       $6.57       $6.00      $5.81      $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                                   $375        $380        $348       $355       $389
Ratio of expenses to average daily net assets(b)                         1.33%(c)    1.36%       1.34%      1.32%      1.30%
Ratio of net investment income (loss) to average daily net assets        2.71%(c)    2.73%       3.12%      4.75%      5.49%
Portfolio turnover rate (excluding short-term securities)                  58%        117%         51%        24%        48%
Total return(d)                                                          3.04%(e)   13.25%       6.24%     10.83%     (5.16%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
34   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(f)     2003        2002       2001       2000
Net asset value, beginning of period                                     $6.57       $5.99       $5.79      $5.38      $5.87
Income from investment operations:
Net investment income (loss)                                               .08         .12         .13        .21        .29
Net gains (losses) (both realized and unrealized)                          .10         .62         .19        .31       (.62)
Total from investment operations                                           .18         .74         .32        .52       (.33)
Less distributions:
Dividends from net investment income                                      (.14)       (.16)       (.12)      (.11)      (.16)
Net asset value, end of period                                           $6.61       $6.57       $5.99      $5.79      $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                                   $162        $158        $152       $145       $155
Ratio of expenses to average daily net assets(b)                         2.08%(c)    2.12%       2.10%      2.09%      2.07%
Ratio of net investment income (loss) to average daily net assets        1.96%(c)    1.97%       2.36%      3.99%      4.73%
Portfolio turnover rate (excluding short-term securities)                  58%        117%         51%        24%        48%
Total return(d)                                                          2.64%(e)   12.39%       5.59%      9.73%     (5.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
35   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(g)     2003        2002       2001       2000(b)
Net asset value, beginning of period                                     $6.55       $5.98       $5.79      $5.38      $5.52
Income from investment operations:
Net investment income (loss)                                               .08         .13         .14        .21        .10
Net gains (losses) (both realized and unrealized)                          .09         .60         .18        .31       (.24)
Total from investment operations                                           .17         .73         .32        .52       (.14)
Less distributions:
Dividends from net investment income                                      (.14)       (.16)       (.13)      (.11)        --
Net asset value, end of period                                           $6.58       $6.55       $5.98      $5.79      $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                                     $5          $5          $3         $1        $--
Ratio of expenses to average daily net assets(c)                         2.07%(d)    2.14%       2.10%      2.09%      2.07%(d)
Ratio of net investment income (loss) to average daily net assets        1.98%(d)    1.89%       2.29%      3.84%      4.80%(d)
Portfolio turnover rate (excluding short-term securities)                  58%        117%         51%        24%        48%
Total return(e)                                                          2.51%(f)   12.41%       5.51%      9.84%     (2.49%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
36   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $6.77
Income from investment operations:
Net investment income (loss)                                             .05
Net gains (losses) (both realized and unrealized)                       (.15)
Total from investment operations                                        (.10)
Less distributions:
Dividends from net investment income                                    (.05)
Net asset value, end of period                                         $6.62

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average daily net assets(c)                        .95%(d)
Ratio of net investment income (loss) to average daily net assets      3.45%(d)
Portfolio turnover rate (excluding short-term securities)                58%
Total return(e)                                                       (1.50%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
37   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(f)     2003        2002       2001       2000
Net asset value, beginning of period                                     $6.59       $6.01       $5.80      $5.40      $5.87
Income from investment operations:
Net investment income (loss)                                               .09         .19         .20        .29        .35
Net gains (losses) (both realized and unrealized)                          .11         .61         .19        .27       (.62)
Total from investment operations                                           .20         .80         .39        .56       (.27)
Less distributions:
Dividends from net investment income                                      (.17)       (.22)       (.18)      (.16)      (.20)
Net asset value, end of period                                           $6.62       $6.59       $6.01      $5.80      $5.40

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--         $--        $--        $--
Ratio of expenses to average daily net assets(b)                         1.16%(c)    1.18%       1.17%      1.16%      1.14%
Ratio of net investment income (loss) to average daily net assets        2.90%(c)    2.69%       3.29%      4.90%      5.75%
Portfolio turnover rate (excluding short-term securities)                  58%        117%         51%        24%        48%
Total return(d)                                                          2.96%(e)   13.54%       6.72%     10.71%     (4.88%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
38   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   --   AXP GLOBAL BOND FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Global Equity
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Global Equity Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             9

Financial Statements (Portfolio)                                     13

Notes to Financial Statements (Portfolio)                            16

Financial Statements (Fund)                                          20

Notes to Financial Statements (Fund)                                 23

Proxy Voting                                                         31

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                 Since             Years in industry
Dominic Rossi*                    10/03                    17
Stephen Thornber*                 10/03                    16

* The Fund is managed by a team led by Dominic Rossi and Stephen Thornber.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 5/29/90      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IGLGX        B: IDGBX        C: --           Y: IDGYX

Total net assets                                       $490.0 million

Number of holdings                                                 99

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
          X              LARGE
          X              MEDIUM   SIZE
          X              SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 37.6%
Japan 12.9%
United Kingdom 7.9%
Switzerland 5.4%
Germany 4.4%
France 4.2%
South Korea 3.6%
Bermuda 3.5%
Hong Kong 3.1%
Brazil 2.8%
Italy 2.6%
China 2.0%
Israel 1.5%
Mexico 1.2
Canada 1.1%
Other* 6.2%

* Includes Austria, Barbados, Finland, Greece, Ireland, Malaysia,
  Netherlands, Singapore and Spain.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

Vodafone Group (United Kingdom)                                  3.0%
Samsung Electronics (South Korea)                                2.9
Citigroup (United States)                                        2.7
Total (France)                                                   2.5
Johnson & Johnson (United States)                                2.4
Microsoft (United States)                                        2.0
Dell (United States)                                             2.0
Canon (Japan)                                                    1.8
Procter & Gamble (United States)                                 1.8
Toyota Motor (Japan)                                             1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Dominic Rossi and Stephen Thornber of Threadneedle Asset Management in London describe the Fund's positioning and results for the six months ended April 30, 2004. Threadneedle portfolio managers assumed responsibility for the Fund on Oct. 20, 2003.

Q:   How did AXP Global Equity Fund perform for the six months ended April 30,
     2004?

A: AXP Global Equity Fund's Class A shares, excluding sales charge, rose 5.22% over the six-month period. The Fund underperformed its benchmark, the MSCI All Country World Free Index, which advanced 8.70% for the reporting period. The Fund also underperformed the Lipper Global Funds Index, representing the Fund's peer group, which rose 9.24% during the same timeframe.

Q:   What factors most significantly affected performance?

A: When we assumed responsibility for the Fund in late October, we made substantial changes to give the Fund a stronger cyclical focus. After these changes were made, cyclical stocks became the mainstay of the Fund. The rationale for the change was to catch the strong cyclical rally that the equity market had been enjoying for much of calendar year 2003. Unfortunately, cyclical stocks offered mediocre performance in the last months of 2003. Although cyclicals had a strong start in 2004, performing very well in January, they subsequently dropped

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004
10%
                                     (bar 2)              (bar 3)
 8%                                  +8.70%               +9.24%

 6%            (bar 1)
               +5.22%
 4%

 2%

 0%

(bar 1) AXP Global Equity Fund Class A (excluding sales charge)
(bar 2) MSCI All Country World Free Index(1) (unmanaged)
(bar 3) Lipper Global Funds Index(2)

(1) Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our asset allocation strategy related to the geographic balance of the Fund has been beneficial and contributed positively to performance over the six months.(end callout quote)

     again when the market chose to favor defensive stocks. This on-again, off-again market behavior dragged down the performance of cyclical stocks, and negatively impacted the Fund since it so heavily favored cyclical stocks during this six-month period.

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                    Class C                    Class Y
(Inception dates)           (5/29/90)              (3/20/95)                  (6/26/00)                  (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)      POP(5)
as of April 30, 2004
6 months*                +5.22%     -0.83%     +4.77%       +0.77%       +5.02%       +4.02%         +5.42%      +5.42%
1 year                  +21.84%    +14.84%    +21.00%      +17.00%      +21.05%      +21.05%        +22.25%     +22.25%
5 years                  -6.13%     -7.24%     -6.85%       -6.99%        N/A          N/A           -5.94%      -5.94%
10 years                 +2.00%     +1.39%      N/A          N/A          N/A          N/A            N/A         N/A
Since inception           N/A        N/A       +2.67%       +2.67%      -12.94%      -12.94%         +3.63%      +3.63%

as of March 31, 2004
6 months*               +14.38%     +7.80%    +14.11%      +10.11%      +13.91%      +12.91%        +14.53%     +14.53%
1 year                  +34.98%    +27.22%    +34.37%      +30.37%      +34.18%      +34.18%        +35.35%     +35.35%
5 years                  -4.92%     -6.04%     -5.62%       -5.77%        N/A          N/A           -4.73%      -4.73%
10 years                 +2.42%     +1.82%      N/A          N/A          N/A          N/A            N/A         N/A
Since inception           N/A        N/A       +3.08%       +3.08%      -12.46%      -12.46%         +4.03%      +4.03%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     The sector allocation of the Fund has also hurt performance during this reporting period. The Fund had a greater-than-index position in materials and information technology. These sectors had very strong earnings in the first few months of 2004. The Fund maintained a less-than-index position in consumer staples and utilities. As mentioned above, these defensive areas returned to favor in the marketplace in the last few months of the reporting period. We maintained a lower-than-index position in pharmaceuticals for most of the reporting period.

     Our asset allocation strategy related to the geographic balance of the Fund has been beneficial and contributed positively to performance over the six months. For example, we maintained a greater-than-index position in emerging markets and Latin America, where we believe there is still much value to be had. Late in the period (late February-early March), we increased our allocation to Japan and now have a greater-than-index position there. We believe deflation in Japan is nearing an end, and that recent indications, such as strong GDP results are promising. The Fund maintained its less-than-index position in the U.S., largely due to high valuations there. Although the Fund's position is substantially lower than the index, the Fund has 37.6% of its assets allocated to U.S. investments versus nearly half of the index on April 30, 2004.

     Stock selection was another key contributor to performance. Nobel Biocare, a small-cap stock, is a Swiss manufacturer of dental implants that was a strong contributor to performance. Esprit, a Hong Kong retailer, helped the Fund's performance, as did Samsung, the electronics company in South Korea, which is one of our largest holdings. All three companies have been strong performers and we continue to hold these stocks. We are always watching for medium sized biotechnology and other promising medical companies. We also added Actelion, a Swiss company that has a new cardiovascular drug that we are excited about.

     During the period we had disappointing results from some companies. One example was Swiss Life, an insurance company that has been a turnaround situation and had performed extremely well in the Fund for a time. Swiss Life announced a rights issue in order to fund the acquisition of an Italian bank that they already partially owned. This acquisition was a drain on the stock and, in turn, the Fund. We have significantly reduced our holding in Swiss Life. Another stock that had some problematic performance during the period was Myogen, a biotechnology company in the U.S. We bought the company based on its success. At any given time, the company has a number of its new drugs in test mode.

--------------------------------------------------------------------------------
6   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     In early 2004, the company had a very promising drug in the late stages of clinical trials. Unfortunately, this drug failed some of its clinical trials and it had to be dropped. The stock reacted poorly to that episode and this, in turn, impacted the Fund. We think the company -- not just one product -- holds promise. We believe that the stock is now even more undervalued than when we first bought it. So we have retained Myogen and continue to have faith in it.

Q:   What changes did you make to the Fund?

A: Beginning in October 2003 and continuing into the current fiscal year we made the following changes to the Fund:

     o We reduced the Fund's substantial large-cap stock focus -- When we took over the Fund, we felt the Fund had taken on too much risk by focusing on the large-cap segment of the market. We substantially reduced the large-cap holdings to better align the Fund with its peer group and Threadneedle's investment strategy.

     o We added a strong cyclical focus -- We have been optimistic about global growth, and for that reason, skewed the Fund toward cyclical stocks. Historically, cyclical stocks benefit from a growing global economy.

     o We added more mid-cap stocks -- Unlike large company stocks, mid-cap stocks, as well as small-cap stocks, tend to benefit more as the economy accelerates. Mid-cap stocks afford opportunities to gain exposure to niche growth markets and valuations remain attractive.

     o We added more emerging markets stocks -- For some time, the Threadneedle team has been bullish on Asia and Latin America. Asia demonstrated attractive growth rates and cheap valuations. Latin America also showed attractive valuations and its growth has been leveraged to the U.S. economic recovery. We wanted the Fund to have a more active position in these areas, so we increased our positioning in the Far East and Latin American emerging markets.

     o We changed some country and regional allocations -- We added slightly to the Fund's position in Europe. Europe provided some attractive opportunities, although its economic recovery has lagged the United States and Asia. We reduced our position in the United States and Japan. Both of these nations' economies continued to improve, but valuations were high, in our view. Later in the period, we added to the Japanese position.

--------------------------------------------------------------------------------
7   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     Several broad themes continue to play out in our sector strategy over the period. Although we have reduced our overall technology position, we favor software over hardware and see good value in proven software companies such as Microsoft, Adobe Systems (U.S.) and Check Point Software Technologies (Israel). In the hardware subsector, we see the migration of hardware technology from some highly capitalized companies in the U.S. to Asia.

     We have also increased our positions in wireless communications companies and certain health care companies, such as medical and biotechnology companies.

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: We no longer have a cyclical slant to the portfolio. We have moved toward more strong cash flow and growth-oriented stocks. Threadneedle's dynamic style espouses selection of what we believe are the best stocks regardless of growth or value slant and regardless of market capitalization. With this said, we believe that large-cap growth stocks are now coming back into favor.

     On a broader level, with the stabilization of the U.S. dollar, we have seen a flight of capital moving from Japan and emerging markets to the U.S. The U.S. economy looks so good that it is likely that the Federal Reserve will soon raise interest rates there. This likelihood was expected and we believe it was priced into the market for much of this six-month period. What was not expected was the incredible increase in the price of oil. Equity markets are historically tolerant of increases in oil prices, but the latest increases were quite high and will impact all countries, but especially those significant importers, such as Japan, Korea and Brazil. Currently equity markets are reacting to oil prices, not interest rates, in our view. However, markets have the potential to be incredibly resilient, and we maintain a positive outlook for equities given all of the economic drivers that we are seeing.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

World Growth Portfolio

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.4%)(c)
Issuer                                           Shares            Value(a)

Austria (0.5%)

Utilities -- telephone
Telekom Austria                                 172,791(b)       $2,535,793

Barbados (0.8%)

Insurance
Everest Re Group                                 43,931           3,742,043

Bermuda (3.5%)

Insurance (2.1%)
PartnerRe                                        88,560           5,074,488
RenaissanceRe Holdings                           95,564           5,035,267
Total                                                            10,109,755

Multi-industry (1.4%)
Accenture Cl A                                  292,801(b)        6,959,880

Brazil (2.8%)

Metals (1.4%)
Companhia Vale do Rio Doce ADR                  180,542           7,057,387

Paper & packaging (0.7%)
Aracruz Celulose ADR                            105,000           3,269,700

Utilities -- telephone (0.7%)
Brasil Telecom Participacoes ADR                110,106           3,413,286

Canada (1.1%)

Energy
EnCana                                          132,921           5,213,728

China (2.0%)

Real estate investment trust (1.1%)
Henderson Land Development                    1,187,000           5,326,897

Retail -- general (0.9%)
Esprit Holdings                               1,055,000           4,328,705

Finland (0.5%)

Energy equipment & services
Fortum                                          217,422           2,435,408

France (4.2%)

Automotive & related (0.6%)
Renault                                          38,436           2,866,382

Energy (2.5%)
Total                                            66,955          12,376,718

Multi-industry (1.1%)
Sanofi-Synthelabo                                81,263           5,159,710

Germany (3.2%)

Automotive & related (0.5%)
Continental                                      57,244           2,483,219

Banks and savings & loans (1.3%)
Hypo Real Estate Holding                        242,695(b)        6,626,157

Computer software & services (0.9%)
SAP                                              28,088           4,256,650

Utilities -- electric (0.5%)
RWE                                              58,431           2,534,711

Greece (0.8%)

Utilities -- electric
Public Power                                    158,070           4,007,022

Hong Kong (3.1%)

Financial services (0.7%)
Hong Kong Exchanges
  & Clearing                                  1,822,000           3,644,421

Multi-industry (1.3%)
New World Development                         7,671,600           6,147,825

Real estate (1.1%)
Sun Hung Kai Properties                         602,000           5,171,622

Ireland (0.9%)

Banks and savings & loans
Anglo Irish Bank                                277,495           4,537,790

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

Israel (1.5%)

Computer software & services
Check Point Software
  Technologies                                  316,105(b)       $7,406,340

Italy (2.6%)

Banks and savings & loans (1.0%)
Banco Popolare di
  Verona e Novara                               303,036           5,038,953

Energy (1.6%)
Eni                                             383,344           7,788,810

Japan (12.9%)

Automotive & related (1.7%)
Toyota Motor                                    232,200           8,384,417

Banks and savings & loans (1.5%)
Mitsubishi Tokyo Financial Group                    806           7,162,823

Cellular telecommunications (0.5%)
NTT DoCoMo                                        1,270           2,517,014

Chemicals (1.0%)
Shin-Etsu Chemical                              124,900           5,041,213

Financial services (1.1%)
Nomura Holdings                                 346,000           5,611,148

Machinery (1.8%)
Amada                                           654,000           3,675,421
Komatsu                                         876,000           4,986,461
Total                                                             8,661,882

Multi-industry (3.0%)
Canon                                           172,000           9,012,489
Ricoh                                           251,000           4,997,285
Total                                                            14,009,774

Real estate (1.2%)
Daito Trust Construction                        101,800           3,445,538
Mitsui Fudosan                                  215,000           2,364,027
Total                                                             5,809,565

Retail -- general (0.5%)
Seven-Eleven Japan                               71,000           2,409,502

Retail -- grocery (0.7%)
Aeon                                             79,000           3,460,271

Malaysia (0.5%)

Leisure time & entertainment
Resorts World                                   878,900           2,312,895

Mexico (1.2%)

Cellular telecommunications
America Movil ADR Series L                      176,185           5,955,053

Netherlands (0.9%)

Food
Koninklijke Numico                              152,662(b)        4,224,735

Singapore (0.8%)

Real estate
City Developments                             1,155,000           4,141,002

South Korea (3.6%)

Automotive & related (0.7%)
Hyundai Motor                                    93,400           3,563,214

Electronics (2.9%)
Samsung Electronics                              29,340          13,932,123

Spain (0.5%)

Media
Antena 3 Television                              50,927(b)        2,586,846

Switzerland (5.4%)

Banks and savings & loans (1.3%)
UBS                                              86,758           6,173,552

Health care products (2.5%)
Actelion                                         47,704(b)        5,240,073
Nobel Biocare Holding                            31,738           4,307,300
Synthes                                           2,790           3,035,606
Total                                                            12,582,979

Insurance (1.6%)
Swiss Life Holding                               55,778(b)        7,623,711

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

United Kingdom (7.8%)

Aerospace & defense (0.3%)
Rolls-Royce Group                               383,568          $1,578,438
Rolls-Royce Group Cl B                       19,178,400(b)           34,092
Total                                                             1,612,530

Cellular telecommunications (3.1%)
Vodafone Group                                6,075,020          14,794,575

Computer software & services (0.7%)
lastminute.com                                1,035,260(b)        3,537,936

Health care products (1.3%)
AstraZeneca                                     136,677           6,406,780

Media (0.5%)
EMAP                                            170,266           2,616,539

Retail -- grocery (1.4%)
Tesco                                           650,000           2,874,158
William Morrison Supermarkets                   979,907           4,171,812
Total                                                             7,045,970

Telecom equipment & services (0.5%)
mm02                                          1,284,961(b)        2,284,148

United States (37.3%)

Banks and savings & loans (0.9%)
Wachovia                                         33,317           1,524,253
Wells Fargo                                      47,276           2,669,203
Total                                                             4,193,456

Beverages & tobacco (0.6%)
PepsiCo                                          58,306           3,177,094

Broker dealers (2.1%)
AmeriTrade Holding                              196,250(b)        2,402,100
Bear Stearns Companies                           58,232           4,666,712
Morgan Stanley                                   63,982           3,288,035
Total                                                            10,356,847

Cable (0.4%)
Cox Communications Cl A                          67,081(b)        2,192,878

Cellular telecommunications (1.5%)
American Tower Cl A                             399,529(b)        4,974,136
Nextel Communications Cl A                      100,500(b)        2,397,930
Total                                                             7,372,066

Computer hardware (2.5%)
Apple Computer                                  104,094(b)        2,678,339
Dell                                            274,153(b)        9,515,850
Total                                                            12,194,189

Computer software & services (3.3%)
Adobe Systems                                    60,300           2,492,802
Microsoft                                       376,183           9,769,473
State Street                                     76,031           3,710,313
Total                                                            15,972,588

Energy (1.5%)
Valero Energy                                   112,731           7,187,729

Finance companies (2.6%)
Citigroup                                       269,678          12,968,815

Financial services (0.8%)
Goldman Sachs Group                              41,999           4,052,904

Food (0.9%)
Wrigley (Wm) Jr                                  68,363           4,217,997

Furniture & appliances (0.5%)
Mohawk Inds                                      31,429(b)        2,424,433

Health care products (8.5%)
Amgen                                           100,702(b)        5,666,502
Gilead Sciences                                  90,575(b)        5,509,677
Johnson & Johnson                               219,932          11,882,925
Laboratory Corp of  America Holdings            171,359(b)        6,809,807
Myogen                                          291,000(b)        3,355,230
St. Jude Medical                                 72,570(b)        5,534,188
Zimmer Holdings                                  38,044(b)        3,037,813
Total                                                            41,796,142

Household products (1.8%)
Procter & Gamble81,120                        8,578,440

Insurance (1.8%)
American Intl Group                              75,131           5,383,136
Prudential Financial                             79,799           3,506,368
Total                                                             8,889,504

Media (0.8%)
DIRECTV Group                                   227,359(b)        4,069,726

Multi-industry (1.0%)
General Electric                                163,276           4,890,116

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

United States (cont.)

Retail -- drugstores (0.8%)
Walgreen                                        109,179          $3,764,492

Retail -- general (2.5%)
Home Depot                                      177,503           6,246,331
Staples                                         154,161           3,971,187
Wal-Mart Stores                                  39,068           2,226,876
Total                                                            12,444,394

Telecom equipment & services (1.0%)
Crown Castle Intl                               351,190(b)        4,899,100

Utilities -- electric (1.5%)
Duke Energy                                     359,305           7,566,963

Total common stocks
(Cost: $454,694,723)                                           $482,110,982

Preferred stock (1.1%)(c)
Issuer                                           Shares            Value(a)

Germany
Porsche                                           8,761          $5,431,720

Total preferred stock
(Cost: $4,439,478)
$5,431,720

Total investments in securities
(Cost: $459,134,201)(d)                                        $487,542,702

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $459,134,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 40,667,000
     Unrealized depreciation                                    (12,258,000)
                                                                -----------
     Net unrealized appreciation                               $ 28,409,000
                                                               ------------

--------------------------------------------------------------------------------
12   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Growth Portfolio

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $459,134,201)                                  $487,542,702
Foreign currency holdings (identified cost $3,058,801) (Note 1)       3,051,434
Dividends and accrued interest receivable                             1,855,682
Receivable for investment securities sold                            13,548,344
                                                                     ----------
Total assets                                                        505,998,162
                                                                    -----------
Liabilities
Bank overdraft                                                        1,400,029
Payable for investment securities purchased                          14,384,764
Accrued investment management services fee                               10,694
Other accrued expenses                                                   42,327
                                                                         ------
Total liabilities                                                    15,837,814
                                                                     ----------
Net assets                                                         $490,160,348
                                                                   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
World Growth Portfolio

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 4,152,499
Interest                                                                             1,207
Fee income from securities lending (Note 3)                                         58,793
   Less foreign taxes withheld                                                    (259,404)
                                                                                  --------
Total income                                                                     3,953,095
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,719,410
Compensation of board members                                                        5,933
Custodian fees                                                                      73,922
Audit fees                                                                          13,500
Other                                                                                5,279
                                                                                     -----
Total expenses                                                                   1,818,044
   Earnings credits on cash balances (Note 2)                                         (312)
                                                                                      ----
Total net expenses                                                               1,817,732
                                                                                 ---------
Investment income (loss) -- net                                                  2,135,363
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               29,434,854
   Foreign currency transactions                                                   (31,355)
                                                                                   -------
Net realized gain (loss) on investments                                         29,403,499
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (2,337,798)
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           27,065,701
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $29,201,064
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
World Growth Portfolio
                                                                             April 30, 2004       Oct. 31, 2003
                                                                            Six months ended       Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                               $  2,135,363       $   5,324,642
Net realized gain (loss) on investments                                         29,403,499         (27,567,565)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (2,337,798)        109,515,236
                                                                                ----------         -----------
Net increase (decrease) in net assets resulting from operations                 29,201,064          87,272,313
                                                                                ----------          ----------
Proceeds from contributions                                                        952,752           2,304,809
Fair value of withdrawals                                                      (54,001,772)       (163,329,472)
                                                                               -----------        ------------
Net contributions (withdrawals) from partners                                  (53,049,020)       (161,024,663)
                                                                               -----------        ------------
Total increase (decrease) in net assets                                        (23,847,956)        (73,752,350)
Net assets at beginning of period                                              514,008,304         587,760,654
                                                                               -----------         -----------
Net assets at end of period                                                   $490,160,348       $ 514,008,304
                                                                              ============       =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

World Growth Portfolio

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporations
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Global Equity Fund to the Lipper Global Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $305,156 for the six months ended April 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

During the six months ended April 30, 2004, the Portfolio's custodian fees were reduced by $312 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $330,275,049 and $377,629,629, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $58,793 for the six months ended April 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                           2004(e)      2003       2002        2001         2000
Ratio of expenses to average daily net assets(a)                       .70%(c)      .74%       .72%        .62%         .73%
Ratio of net investment income (loss) to average daily net assets      .83%(c)     1.01%       .67%        .95%         .27%
Portfolio turnover rate (excluding short-term securities)               65%         132%       123%        218%         131%
Total return(b)                                                       5.61%(d)    18.91%    (15.58%)    (34.42%)       4.95%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
19   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Equity Fund

April 30, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                       $  490,099,683
Capital shares receivable                                                                                      69,663
                                                                                                               ------
Total assets                                                                                              490,169,346
                                                                                                          -----------
Liabilities
Capital shares payable                                                                                         32,204
Accrued distribution fee                                                                                        6,163
Accrued service fee                                                                                                13
Accrued transfer agency fee                                                                                     4,209
Accrued administrative services fee                                                                               780
Other accrued expenses                                                                                         92,321
                                                                                                               ------
Total liabilities                                                                                             135,690
                                                                                                              -------
Net assets applicable to outstanding capital stock                                                     $  490,033,656
                                                                                                       ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    1,022,330
Additional paid-in capital                                                                              1,105,278,313
Net operating loss                                                                                           (234,127)
Accumulated net realized gain (loss) (Note 5)                                                            (644,559,558)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      28,526,698
                                                                                                           ----------
Total -- representing net assets applicable to outstanding capital stock                               $  490,033,656
                                                                                                       ==============
Net assets applicable to outstanding shares:                Class A                                    $  350,489,908
                                                            Class B                                    $  134,032,621
                                                            Class C                                    $      980,888
                                                            Class Y                                    $    4,530,239
Net asset value per share of outstanding capital stock:     Class A shares          72,048,015         $         4.86
                                                            Class B shares          29,047,608         $         4.61
                                                            Class C shares             213,388         $         4.60
                                                            Class Y shares             923,994         $         4.90
                                                                                       -------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Global Equity Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                 $ 4,152,007
Interest                                                                                                        1,214
Fee income from securities lending                                                                             58,786
   Less foreign taxes withheld                                                                               (259,373)
                                                                                                             --------
Total income                                                                                                3,952,634
                                                                                                            ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                           1,817,518
Distribution fee
   Class A                                                                                                    459,065
   Class B                                                                                                    707,913
   Class C                                                                                                      4,902
Transfer agency fee                                                                                           757,372
Incremental transfer agency fee
   Class A                                                                                                     58,368
   Class B                                                                                                     40,371
   Class C                                                                                                        277
Service fee -- Class Y                                                                                          2,441
Administrative services fees and expenses                                                                     147,760
Compensation of board members                                                                                   5,542
Printing and postage                                                                                          136,965
Registration fees                                                                                              35,525
Audit fees                                                                                                      4,500
Other                                                                                                          11,136
                                                                                                               ------
Total expenses                                                                                              4,189,655
   Earnings credits on cash balances (Note 2)                                                                  (3,053)
                                                                                                               ------
Total net expenses                                                                                          4,186,602
                                                                                                            ---------
Investment income (loss) -- net                                                                              (233,968)
                                                                                                             --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                   29,431,485
   Foreign currency transactions                                                                              (31,339)
                                                                                                              -------
Net realized gain (loss) on investments                                                                    29,400,146
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      (2,337,448)
                                                                                                           ----------
Net gain (loss) on investments and foreign currencies                                                      27,062,698
                                                                                                           ----------
Net increase (decrease) in net assets resulting from operations                                           $26,828,730
                                                                                                          ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Global Equity Fund

                                                                                     April 30, 2004         Oct. 31, 2003
                                                                                    Six months ended         Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   (233,968)       $     183,979
Net realized gain (loss) on investments                                                29,400,146          (27,567,201)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (2,337,448)         109,506,308
                                                                                       ----------          -----------
Net increase (decrease) in net assets resulting from operations                        26,828,730           82,123,086
                                                                                       ----------           ----------
Distributions to shareholders from:
   Net investment income
   Class A                                                                                (95,223)                  --
   Class Y                                                                                 (2,414)                  --
                                                                                       ----------           ----------
Total distributions                                                                       (97,637)                  --
                                                                                       ----------           ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             12,262,266           35,389,682
   Class B shares                                                                       4,151,595            6,481,182
   Class C shares                                                                         189,323              483,450
   Class Y shares                                                                         716,527            1,478,386
Reinvestment of distributions at net asset value
   Class A shares                                                                          93,330                   --
   Class Y shares                                                                           2,414                   --
Payments for redemptions
   Class A shares                                                                     (47,035,674)        (134,289,060)
   Class B shares (Note 2)                                                            (18,759,359)         (60,198,322)
   Class C shares (Note 2)                                                               (234,648)            (553,226)
   Class Y shares                                                                      (1,911,276)          (4,612,498)
                                                                                       ----------           ----------
Increase (decrease) in net assets from capital share transactions                     (50,525,502)        (155,820,406)
                                                                                      -----------         ------------
Total increase (decrease) in net assets                                               (23,794,409)         (73,697,320)
Net assets at beginning of period                                                     513,828,065          587,525,385
                                                                                      -----------          -----------
Net assets at end of period                                                          $490,033,656        $ 513,828,065
                                                                                     ============        =============
Undistributed (excess of distributions over) net investment income                   $   (234,127)       $      97,478
                                                                                     ------------        -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Global Equity Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio

The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies around the world that are positioned to meet market needs in a changing world economy.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of April 30, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.
Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $209,402 for Class A, $56,457 for Class B and $72 for Class C for the six months ended April 30, 2004.

During the six months ended April 30, 2004, the Fund's transfer agency fees were reduced by $3,053 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Six months ended April 30, 2004
                                             Class A          Class B      Class C        Class Y
Sold                                       2,478,647          888,051       40,582        144,878
Issued for reinvested distributions           19,607               --           --            504
Redeemed                                  (9,618,436)      (4,028,938)     (50,053)      (391,159)
                                          ----------       ----------      -------       --------
Net increase (decrease)                   (7,120,182)      (3,140,887)      (9,471)      (245,777)
                                          ----------       ----------       ------       --------

                                                             Year ended Oct. 31, 2003
                                             Class A          Class B      Class C        Class Y
Sold                                       8,499,668        1,658,622      121,148        359,435
Issued for reinvested distributions               --               --           --             --
Redeemed                                 (33,041,539)     (15,356,093)    (137,322)    (1,146,272)
                                         -----------      -----------     --------     ----------
Net increase (decrease)                  (24,541,871)     (13,697,471)     (16,174)      (786,837)
                                         -----------      -----------      -------       --------

--------------------------------------------------------------------------------
25   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $673,553,387 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(f)      2003       2002        2001         2000
Net asset value, beginning of period                                 $4.62        $3.92      $4.69      $ 8.74       $ 9.18
Income from investment operations:
Net investment income (loss)                                            --          .01         --         .02         (.02)
Net gains (losses) (both realized and unrealized)                      .24          .69       (.77)      (2.71)         .58
Total from investment operations                                       .24          .70       (.77)      (2.69)         .56
Less distributions:
Dividends from and in excess of net investment income                   --           --         --        (.02)        (.04)
Distributions from realized gains                                       --           --         --       (1.34)        (.96)
Total distributions                                                     --           --         --       (1.36)       (1.00)
Net asset value, end of period                                       $4.86        $4.62      $3.92      $ 4.69       $ 8.74

Ratios/supplemental data
Net assets, end of period (in millions)                               $350         $366       $406        $714       $1,356
Ratio of expenses to average daily net assets(b)                     1.41%(d)     1.50%      1.39%       1.18%        1.22%
Ratio of net investment income (loss) to average daily net assets     .12%(d)      .26%       .01%        .39%        (.21%)
Portfolio turnover rate (excluding short-term securities)              65%         132%       123%        218%         131%
Total return(c)                                                      5.22%(e)    17.86%    (16.42%)    (34.83%)       4.74%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(f)      2003       2002        2001         2000
Net asset value, beginning of period                                 $4.40        $3.76      $4.53      $ 8.53        $9.01
Income from investment operations:
Net investment income (loss)                                            --         (.03)      (.04)       (.02)        (.08)
Net gains (losses) (both realized and unrealized)                      .21          .67       (.73)      (2.64)         .56
Total from investment operations                                       .21          .64       (.77)      (2.66)         .48
Less distributions:
Distributions from realized gains                                       --           --         --       (1.34)        (.96)
Net asset value, end of period                                       $4.61        $4.40      $3.76      $ 4.53        $8.53

Ratios/supplemental data
Net assets, end of period (in millions)                               $134         $142       $173        $309         $575
Ratio of expenses to average daily net assets(b)                     2.19%(d)     2.27%      2.16%       1.95%        1.98%
Ratio of net investment income (loss) to average daily net assets    (.65%)(d)    (.52%)     (.77%)      (.38%)       (.95%)
Portfolio turnover rate (excluding short-term securities)              65%         132%       123%        218%         131%
Total return(c)                                                      4.77%(e)    17.02%    (17.00%)    (35.38%)       3.89%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(g)      2003       2002        2001         2000(b)
Net asset value, beginning of period                                 $4.38        $3.75      $4.52      $ 8.54       $ 9.57
Income from investment operations:
Net investment income (loss)                                            --         (.03)      (.04)       (.02)        (.01)
Net gains (losses) (both realized and unrealized)                      .22          .66       (.73)      (2.64)       (1.02)
Total from investment operations                                       .22          .63       (.77)      (2.66)       (1.03)
Less distributions:
Dividends from and in excess of net investment income                   --           --         --        (.02)          --
Distributions from realized gains                                       --           --         --       (1.34)          --
Total distributions                                                     --           --         --       (1.36)          --
Net asset value, end of period                                       $4.60        $4.38      $3.75      $ 4.52       $ 8.54

Ratios/supplemental data
Net assets, end of period (in millions)                                 $1           $1         $1          $1           $1
Ratio of expenses to average daily net assets(c)                     2.19%(e)     2.29%      2.19%       1.95%        1.98%(e)
Ratio of net investment income (loss) to average daily net assets    (.64%)(e)    (.52%)     (.78%)      (.42%)      (1.15%)(e)
Portfolio turnover rate (excluding short-term securities)              65%         132%       123%        218%         131%
Total return(d)                                                      5.02%(f)    16.80%    (17.04%)    (35.37%)     (10.76%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Total return does not reflect payment of a sales charge.

(e)  Adjusted to an annual basis.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(f)      2003       2002        2001         2000
Net asset value, beginning of period                                 $4.65        $3.94      $4.70      $ 8.76        $9.20
Income from investment operations:
Net investment income (loss)                                            --          .02        .01         .04         (.01)
Net gains (losses) (both realized and unrealized)                      .25          .69       (.77)      (2.73)         .58
Total from investment operations                                       .25          .71       (.76)      (2.69)         .57
Less distributions:
Dividends from and in excess of net investment income                   --           --         --        (.03)        (.05)
Distributions from realized gains                                       --           --         --       (1.34)        (.96)
Total distributions                                                     --           --         --       (1.37)       (1.01)
Net asset value, end of period                                       $4.90        $4.65      $3.94      $ 4.70        $8.76

Ratios/supplemental data
Net assets, end of period (in millions)                                 $5           $5         $8         $12          $20
Ratio of expenses to average daily net assets(b)                     1.23%(d)     1.30%      1.21%       1.01%        1.05%
Ratio of net investment income (loss) to average daily net assets     .28%(d)      .43%       .18%        .55%        (.06%)
Portfolio turnover rate (excluding short-term securities)              65%         132%       123%        218%         131%
Total return(c)                                                      5.42%(e)    18.02%    (16.17%)    (34.78%)       4.86%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   --   AXP GLOBAL EQUITY FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Global
      Technology
         Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Global Technology Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             9

Financial Statements (Portfolio)                                     12

Notes to Financial Statements (Portfolio)                            15

Financial Statements (Fund)                                          19

Notes to Financial Statements (Fund)                                 22

Proxy Voting                                                         29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                   Since            Years in industry
Telis Bertsekas                     6/02                     7
Nina Hughes                         6/02                     5

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 11/13/96          B: 11/13/96    C: 6/26/00       Y: 11/13/96

Ticker symbols
A: AXIAX             B: INVBX       C: AXICX         Y: --

Total net assets                                         $216.3 million

Number of holdings                                                   65

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X       LARGE
                X       MEDIUM   SIZE
                X       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Electronics 31.9%
Computer software & services 28.2%
Computer hardware 12.9%
Cellular communications 9.8%
Short-term securities 5.4%
Telecom equipment & services 5.1%
Media 4.2%
Utilities - telephone 1.3%
Retail - general 1.0$
Other 0.2%

TOP TEN HOLDINGS

Percentage of portfolio assets

Cisco Systems (Computer hardware)                                   4.9%
Dell (Computer hardware)                                            4.3
Analog Devices (Electronics)                                        4.1
Intel (Electronics)                                                 4.0
Western Wireless Cl A (Cellular telecommunications)                 3.8
EMC (Computer hardware)                                             3.4
Alamosa Holdings (Cellular telecommunications)                      3.0
Yahoo! (Media)                                                      2.9
MAXIMUS (Computer software & services)                              2.7
Samsung Electronics (Electronics)                                   2.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market currency, economic, political and other factors. This Fund is subject to greater volatility than a more broadly invested fund because it is invested in a specific sector.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Telis Bertsekas and Nina Hughes discuss AXP(R) Global Technology Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP Global Technology Fund perform for the six months ended April 30, 2004?

A: AXP Global Technology Fund's Class A shares gained 0.58% (excluding sales charge) for the six months ended April 30, 2004. This outpaced the Fund's benchmark, the unmanaged Goldman Sachs Technology Composite Index, which fell 3.58% during the period. The Fund also outperformed the Lipper Science and Technology Funds Index, representing the Fund's peer group, which fell 4.01% over the same period.

Q: What factors most significantly affected performance during the semiannual period?

A: Corporate earnings reports from many technology companies were strong during the semiannual period. However, the sector overall lagged the broader equity market. Following an extended period of outperformance by the technology sector, market expectations during these six months became progressively optimistic. We attribute the Fund's strong relative returns primarily to effective stock selection and, to a lesser degree, to industry allocation. The Fund also benefited from its multi-cap approach.

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004
 5.0%

 2.5%
                  (bar 1)
 0.0%             +0.58%

-2.5%                                   (bar 2)              (bar 3)
                                        -3.58%               -4.01%
-5.0%

(bar 1) AXP Global Technology Fund Class A (excluding sales charge) (bar 2) The Goldman Sachs Technology Composite Index(1) (unmanaged) (bar 3) Lipper Science and Technology Funds Index(2)

(1) GSTI Composite Index, an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector.

(2) The Lipper Science and Technology Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We attribute the Fund's strong relative returns primarily to effective stock selection and, to a lesser degree, to industry allocation.(end callout quote)

    The flexibility to invest in large-cap, mid-cap, and small-cap stocks within the technology sector enabled us to seek the most attractive individual investment opportunities wherever they are and to emphasize whatever market capitalization may be in favor at any given time.

AVERAGE ANNUAL TOTAL RETURNS
                                Class A                 Class B                Class C                   Class Y
(Inception dates)             (11/13/96)              (11/13/96)              (6/26/00)                (11/13/96)
                           NAV(1)    POP(2)      NAV(1)  After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of April 30, 2004
6 months*                 +0.58%    -5.21%      +0.00%     -4.00%        +0.00%       -1.00%       +0.58%     +0.58%
1 year                   +40.65%   +32.57%     +40.37%    +36.37%       +40.37%      +40.37%      +40.65%    +40.65%
5 years                   -7.29%    -8.38%      -7.98%     -8.02%         N/A           N/A        -7.29%     -7.29%
Since inception           +2.87%    +2.06%      +2.11%     +2.11%       -26.70%      -26.70%       +2.87%     +2.87%

as of March 31, 2004
6 months*                +21.29%   +14.29%     +20.29%    +16.29%       +21.01%      +20.01%      +21.94%    +21.94%
1 year                   +69.37%   +59.59%     +67.68%    +63.68%       +68.69%      +68.69%      +70.27%    +70.27%
5 years                   -6.13%    -7.24%      -6.87%     -6.92%          N/A          N/A        -6.03%     -6.03%
Since inception           +4.07%    +3.24%      +3.26%     +3.26%       -25.49%      -25.49%       +4.14%     +4.14%

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares to a single investor. One factor impacting the Fund's 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of the high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    The Fund's biggest contributor to performance for the semiannual period was a small-cap company known as Blue Coat Systems. Blue Coat Systems is an Internet security firm that provides a Web security appliance designed to protect businesses' computer networks against Web-based viruses, unfiltered communications, and undesirable Web content. Another small-cap winner for the Fund was iVillage, an online women's network. Following a period where bankruptcy threatened, iVillage became profitable sooner than most anticipated under a new management and sales team. We sold the Fund's positions in Blue Coat Systems and iVillage during the first calendar quarter of 2004 when they hit the respective price target we had established for each.

    The Fund also benefited from a lower-than-index position in semiconductors, which performed poorly during the semiannual period. At the same time, Samsung Electronics, the large-cap Korean-based consumer electronics and semiconductor leader, was a top performer for the Fund. Samsung Electronics' share price rose during the period, as it gained market share and continued to execute well.

    The Fund was further helped during the six-month period from a higher-than-index position in telecommunications services. We sought companies trading at attractive valuations that were actively adding subscribers and that may benefit from ongoing industry consolidation. Indeed, Sprint PCS, which was rolled into Sprint Corp. during the semiannual period, was a strong performer for the Fund in this industry.

    Finally, the Fund benefited from a significantly lower-than-index position in software giant Microsoft, whose share price suffered during the period primarily from a widespread reluctance among businesses to sign site-wide license agreements with the company.

    Of course, there were disappointments as well. Detracting from the Fund's performance during the semiannual period was Photon Dynamics, a semiconductor firm that provides LCD flat panel testing technology to most of the major electronics manufacturers, including Panasonic, Samsung, Sony, and Toshiba. Due to strong demand, the firm built out its infrastructure somewhat ahead of expectations, which temporarily depressed its share price. However, we believe Photon Dynamics' fundamental prospects remain strong and so we continued to hold this stock. Another semiconductor holding that disappointed was industry leader Intel. Due to an inventory back-up of notebook computers among the manufacturers, Intel did not ship as much of its product. This delayed

--------------------------------------------------------------------------------
6   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    Intel's flow of revenues, and its share price declined. Again, we continue to hold this stock, as its fundamental prospects, including a line of new products, remain attractive.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: In the last months of 2003, we maintained an aggressive stance in the portfolio. This posture enabled the Fund to take advantage of the strong performance of many technology stocks during the fourth quarter, as information technology demand strengthened toward the end of many businesses' fiscal years. Indeed, while the level of capital spending was still well below the peak of early 2000, computer and related capital goods orders surged during the fourth quarter of 2003. We were able to take profits during the first quarter of 2004 in several names that had experienced significant gains over the prior months.

    In the first months of 2004, we gradually shifted into a more conservative stance based on the realization that technology sector share prices had already moved sharply higher. We moved to a more defensive posture, by expanding our focus on well-established large-cap industry leaders over small-cap and mid-cap companies. We increased both the number of large-sized companies in the portfolio and the allocation of assets to large-sized companies, as valuations became more attractive and growth prospects improved. We also shifted to a more balanced portfolio from an industry perspective. For example, we reduced the portfolio's higher-than-index position in telecommunications industry and increased its allocation to semiconductors, though we still maintained a lower-than-index position. Toward the end of the semiannual period, we slightly reduced the Fund's allocation to the networking industry and increased its position in computer software. While this repositioning resulted in a portfolio turnover rate of 209% for the semiannual period, it also helped Fund performance relative to its peer group.

    Throughout the period, we continued to seek growth stocks with reasonable valuations using traditional fundamental analysis. At the end of the semiannual period, the Fund held greater-than-benchmark positions in computer hardware and computer software, neutral positions in telecommunications services & equipment and networking, and less-than-benchmark positions in semiconductors and computer services. We continue to believe that the flexibility to move between the technology

--------------------------------------------------------------------------------
7   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    sub-sectors and avoid others completely if conditions warrant is a competitive advantage over some of our more targeted peers.

Q:  How do you intend to manage the Fund in the coming months?

A: We see several positive factors for the technology sector ahead. First quarter demand for information technology is typically down following the close of many businesses' fiscal years at the end of the calendar year. However, this historically leads to a seasonal uptick in corporate demand during the second quarter. Corporate earnings reports for the first quarter of 2004 were generally strong in the sector, and we believe market expectations and earnings should be more in line for the remainder of the year than they were over the last several months. Capital spending has been on an upward trend. There remain several new exciting products on the horizon. We intend to continue to look for indicators that the global economy is continuing to improve, keeping a particularly close watch on developments in Asia and on enterprise and consumer spending trends. All of that said, we believe that effective stock picking will be more important than the overall economy going forward. We remain focused on seeking those individual technology companies with the best fundamental prospects at the most reasonable prices, as we continue to find select opportunities to add value to the portfolio.

--------------------------------------------------------------------------------
8   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

World Technologies Portfolio

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)
Issuer                                            Shares           Value(a)

Cellular telecommunications (10.2%)
Alamosa Holdings                                 927,300(b)      $6,676,560
Nextel Communications Cl A                       100,000(b)       2,386,000
NTT DoCoMo ADR                                    74,700(c)       1,501,470
Vodafone Group ADR                               125,000(c)       3,067,500
Western Wireless Cl A                            406,000(b)       8,452,920
Total                                                            22,084,450

Computer hardware (13.4%)
Cisco Systems                                    530,000(b)      11,061,100
Dell                                             282,000(b)       9,788,220
EMC                                              689,000(b)       7,689,240
Exabyte                                          675,400(b)         479,534
Total                                                            29,018,094

Computer software & services (29.4%)
Activision                                       240,000(b)       3,614,400
Actuate                                          582,000(b)       1,903,140
Affiliated Computer Services Cl A                 91,700(b)       4,447,450
Aspen Technology                                 571,000(b)       3,711,500
Check Point Software Technologies                185,000(b,c)     4,334,550
E.piphany                                        538,000(b)       2,356,440
First Data                                        50,000          2,269,500
Juniper Networks                                 238,000(b)       5,207,440
Macromedia                                       188,000(b)       3,872,800
MAXIMUS                                          176,000(b)       6,160,000
Microsoft                                         91,000          2,363,270
MRO Software                                     110,000(b)       1,466,300
OPNET Technologies                               100,000(b)       1,458,000
Oracle                                           350,000(b)       3,927,000
Paychex                                           60,000          2,236,800
PeopleSoft                                       160,000(b)       2,700,800
Quest Software                                   290,000(b)       3,262,500
SAP ADR                                           85,000(c)       3,168,800
SeaChange Intl                                   249,000(b)       2,893,380
Take-Two Interactive Software                     75,000(b)       2,166,750
Total                                                            63,520,820

Electronics (33.3%)
Agere Systems Cl A                             2,479,000(b)       5,602,540
Analog Devices                                   216,300          9,214,381
Cypress Semiconductor                            240,000(b)       3,352,800
FormFactor                                       136,000(b)       2,392,240
Integrated Alarm Services Group                  114,000(b)       1,105,800
Integrated Silicon Solutions                     274,000(b)       3,762,020
Intel                                            353,000          9,082,690
LG Electronics                                    42,000(c)       2,549,361
Natl Semiconductor                                79,000(b)       3,222,410
OmniVision Technologies                          160,000(b)       3,568,320
Open Solutions                                   110,000(b)       2,720,300
Photon Dynamics                                  169,000(b)       5,239,000
PLX Technology                                   163,000(b)       2,115,740
Samsung Electronics                               12,000(c)       5,698,209
Semtech                                          165,000(b)       3,468,300
SpatiaLight                                      268,925(b)       1,089,146
Taiwan Semiconductor Mfg ADR                     543,000(c)       5,174,790
United Microelectronics ADR                      471,000(c)       2,449,200
Total                                                            71,807,247

Media (4.3%)
iVillage                                         450,000(b)       2,880,000
Yahoo!                                           129,000(b)       6,509,340
Total                                                             9,389,340

Retail -- general (1.1%)
Circuit City Stores                              200,000          2,336,000

Telecom equipment & services (5.3%)
Motorola                                         308,000          5,621,000
Nextel Partners Cl A                             170,000(b)       2,269,500
Research in Motion                                40,800(b,c)     3,539,808
Total                                                            11,430,308

Utilities -- telephone (1.3%)
Sprint (FON Group)                               163,000          2,916,070

Total common stocks
(Cost: $226,403,824)                                           $212,502,329

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Preferred stocks & other (--%)(b)
Issuer                                            Shares           Value(a)

Marketsoft
   Cv                                            225,410(f)         $11,001
Paxonet Communications
   Series C                                      106,383(d,f)            --
Portera
   Series G                                      425,374(d,f)            --
UBI Soft Entertainment
   Warrants                                        5,712             27,371
Sun Hill Software                                 25,751(d,f)            --

Total preferred stocks & other
(Cost: $3,144,679)                                                  $38,372

Option purchased (0.2%)
Issuer                    Contracts   Exercise   Expiration        Value(a)
                            price       date
Call
   Phil
   Semiconductor             385        $450      May 2004         $435,050

Total option purchased
(Cost: $929,654)                    $435,050

Short-term securities (5.6%)
Issuer                 Annualized                Amount            Value(a)
                      yield on date            payable at
                       of purchase              maturity

U.S. government agencies (4.7%)
Federal Home Loan Bank Disc Nt
   05-28-04               1.00%                 $800,000           $799,394
Federal Home Loan Mtge Corp Disc Nt
   06-01-04               1.00                 1,600,000          1,598,615
Federal Natl Mtge Assn Disc Nts
   05-03-04               1.02                 2,800,000          2,799,773
   06-30-04               1.03                 5,000,000          4,992,185
Total                                                            10,189,967

Commercial paper (0.9%)
SPARC LLC
   05-10-04               1.06                 2,000,000(e)       1,999,411

Total short-term securities
(Cost: $12,188,791)                                             $12,189,378

Total investments in securities
(Cost: $242,666,948)(g)                                        $225,165,129

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2004, the value of foreign securities represented 14.6% of net assets.

(d)  Negligible market value.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $1,999,411 or 0.9% of net assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2004, is as follows:

     Security                           Acquisition                      Cost
                                           dates
     Marketsoft
       Cv                                12-11-00                  $1,100,001
     Paxonet Communications
       Series C                   04-04-01 thru 04-23-01              300,000
     Portera
       Series G                          11-10-00                   1,425,003
     Sun Hill Software                   07-21-00                     300,001

(g) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $242,667,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $  6,434,000
     Unrealized depreciation                                      (23,936,000)
                                                                  -----------
     Net unrealized depreciation                                 $(17,502,000)
                                                                 ------------

--------------------------------------------------------------------------------
11   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $242,666,948)                                  $225,165,129
Cash in bank on demand deposit                                           68,239
Dividends and accrued interest receivable                                 7,200
Receivable for investment securities sold                            24,161,814
                                                                     ----------
Total assets                                                        249,402,382
                                                                    -----------
Liabilities
Payable for investment securities purchased                          20,896,910
Payable upon return of securities loaned (Note 4)                    12,189,200
Accrued investment management services fee                                4,353
Other accrued expenses                                                   32,201
                                                                         ------
Total liabilities                                                    33,122,664
                                                                     ----------
Net assets                                                         $216,279,718
                                                                   ============
*Including securities on loan, at value (Note 4)                   $ 10,535,360
                                                                   ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
World Technologies Portfolio

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                     $    190,187
Interest                                                                            27,951
Fee income from securities lending (Note 4)                                         44,289
   Less foreign taxes withheld                                                     (12,002)
                                                                                   -------
Total income                                                                       250,425
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                                 944,936
Compensation of board members                                                        5,542
Custodian fees                                                                      30,832
Audit fees                                                                          10,500
Other                                                                                  344
                                                                                       ---
Total expenses                                                                     992,154
   Earnings credits on cash balances (Note 2)                                         (244)
                                                                                      ----
Total net expenses                                                                 991,910
                                                                                   -------
Investment income (loss) -- net                                                   (741,485)
                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               34,441,956
   Foreign currency transactions                                                   (16,848)
                                                                                   -------
Net realized gain (loss) on investments                                         34,425,108
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (31,940,470)
                                                                               -----------
Net gain (loss) on investments and foreign currencies                            2,484,638
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations               $  1,743,153
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
World Technologies Portfolio
                                                                                   April 30, 2004      Oct. 31, 2003
                                                                                  Six months ended      Year ended
                                                                                     (Unaudited)
Operations
Investment income (loss) -- net                                                      $   (741,485)     $   (571,018)
Net realized gain (loss) on investments                                                34,425,108        64,893,772
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (31,940,470)       18,832,116
                                                                                      -----------        ----------
Net increase (decrease) in net assets resulting from operations                         1,743,153        83,154,870
                                                                                        ---------        ----------
Proceeds from contributions                                                             8,613,185        22,782,493
Fair value of withdrawals                                                              (8,048,822)      (12,875,419)
                                                                                       ----------       -----------
Net contributions (withdrawals) from partners                                             564,363         9,907,074
                                                                                          -------         ---------
Total increase (decrease) in net assets                                                 2,307,516        93,061,944
Net assets at beginning of period                                                     213,972,202       120,910,258
                                                                                      -----------       -----------
Net assets at end of period                                                          $216,279,718      $213,972,202
                                                                                     ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests in equity securities of companies in the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of April 30, 2004, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2004 was $11,001 representing 0.005% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the AXP Global Technology Fund to the Lipper Science and Technology Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $105,649 for the six months ended April 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
17   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended April 30, 2004, the Portfolio's custodian fees were reduced by $244 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $466,057,361 and $460,852,056, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $48,870 for the six months ended April 30, 2004.

4. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2004, securities valued at $10,535,360 were on loan to brokers. For collateral, the Portfolio received $12,189,200 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $44,289 for the six months ended April 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data:
Fiscal period ended Oct. 31,                                               2004(e)      2003      2002       2001      2000
Ratio of expenses to average daily net assets(a)                           .85%(c)      .84%      .77%       .75%      .74%
Ratio of net investment income (loss) to average daily net assets         (.63%)(c)    (.37%)    (.51%)     (.11%)     .10%
Portfolio turnover rate (excluding short-term securities)                  209%         546%      391%       233%      116%
Total return(b)                                                            .78%(d)    68.97%   (34.78%)   (69.21%)   66.70%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
18   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Technology Fund

April 30, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                      $ 216,250,548
Capital shares receivable                                                                                    25,117
                                                                                                             ------
Total assets                                                                                            216,275,665
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       83,300
Accrued distribution fee                                                                                      2,938
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   2,828
Accrued administrative services fee                                                                             362
Other accrued expenses                                                                                       47,842
                                                                                                             ------
Total liabilities                                                                                           137,271
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                    $ 216,138,394
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $   1,301,439
Additional paid-in capital                                                                              626,276,124
Net operating loss                                                                                       (1,894,817)
Accumulated net realized gain (loss) (Note 5)                                                          (392,044,926)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (17,499,426)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 216,138,394
                                                                                                      =============
Net assets applicable to outstanding shares:                  Class A                                 $ 147,476,545
                                                              Class B                                 $  63,995,543
                                                              Class C                                 $   4,291,309
                                                              Class Y                                 $     374,997
Net asset value per share of outstanding capital stock:       Class A shares         85,202,497       $        1.73
                                                              Class B shares         41,919,593       $        1.53
                                                              Class C shares          2,805,231       $        1.53
                                                              Class Y shares            216,542       $        1.73
                                                                                        -------       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Global Technology Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $    190,161
Interest                                                                                                     27,942
Fee income from securities lending                                                                           44,289
   Less foreign taxes withheld                                                                              (12,000)
                                                                                                            -------
Total income                                                                                                250,392
                                                                                                            -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                           991,779
Distribution fee
   Class A                                                                                                  198,156
   Class B                                                                                                  348,141
   Class C                                                                                                   22,777
Transfer agency fee                                                                                         464,985
Incremental transfer agency fee
   Class A                                                                                                   34,651
   Class B                                                                                                   26,713
   Class C                                                                                                      706
Service fee -- Class Y                                                                                          169
Administrative services fees and expenses                                                                    68,879
Compensation of board members                                                                                 5,150
Printing and postage                                                                                         74,962
Registration fees                                                                                            49,682
Audit fees                                                                                                    3,500
Other                                                                                                         4,756
                                                                                                              -----
Total expenses                                                                                            2,295,006
   Earnings credits on cash balances (Note 2)                                                                (1,099)
                                                                                                             ------
Total net expenses                                                                                        2,293,907
                                                                                                          ---------
Investment income (loss) -- net                                                                          (2,043,515)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 34,437,306
   Foreign currency transactions                                                                            (16,846)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  34,420,460
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (31,936,167)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                     2,484,293
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                        $    440,778
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Global Technology Fund
                                                                                     April 30, 2004    Oct. 31, 2003
                                                                                    Six months ended    Year ended
                                                                                       (Unaudited)
Operations
Investment income (loss) -- net                                                      $ (2,043,515)     $ (2,685,295)
Net realized gain (loss) on investments                                                34,420,460        64,884,382
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (31,936,167)       18,829,617
                                                                                      -----------        ----------
Net increase (decrease) in net assets resulting from operations                           440,778        81,028,704
                                                                                          -------        ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             22,226,159        40,338,279
   Class B shares                                                                       6,268,965        11,875,873
   Class C shares                                                                         925,820         1,324,959
   Class Y shares                                                                         284,964           138,070
Payments for redemptions
   Class A shares                                                                     (20,536,553)      (30,612,393)
   Class B shares (Note 2)                                                             (6,716,673)      (10,091,766)
   Class C shares (Note 2)                                                               (619,671)         (704,810)
   Class Y shares                                                                        (132,536)          (29,506)
                                                                                         --------           -------
Increase (decrease) in net assets from capital share transactions                       1,700,475        12,238,706
                                                                                        ---------        ----------
Total increase (decrease) in net assets                                                 2,141,253        93,267,410
Net assets at beginning of period                                                     213,997,141       120,729,731
                                                                                      -----------       -----------
Net assets at end of period                                                          $216,138,394      $213,997,141
                                                                                     ============      ============
Undistributed (excess of distributions over) net investment income                   $ (1,894,817)     $    148,698
                                                                                     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Global Technology Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests in equity securities of companies in the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of April 30, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
23   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $330,199 for Class A, $55,685 for Class B and $577 for Class C for the six months ended April 30, 2004.

During the six months ended April 30, 2004, the Fund's transfer agency fees were reduced by $1,099 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Six months ended April 30, 2004
                                              Class A      Class B       Class C      Class Y
Sold                                       11,906,365    3,801,068       562,762      155,274
Issued for reinvested distributions                --           --            --           --
Redeemed                                  (11,039,759)  (4,063,789)     (373,297)     (71,658)
                                          -----------   ----------      --------      -------
Net increase (decrease)                       866,606     (262,721)      189,465       83,616
                                              -------     --------       -------       ------

                                                         Year ended Oct. 31, 2003
                                              Class A      Class B       Class C      Class Y
Sold                                       29,664,616    9,892,297     1,093,757       97,979
Issued for reinvested distributions                --           --            --           --
Redeemed                                  (23,738,698)  (8,875,386)     (608,977)     (21,555)
                                          -----------   ----------      --------      -------
Net increase (decrease)                     5,925,918    1,016,911       484,780       76,424
                                            ---------    ---------       -------       ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

--------------------------------------------------------------------------------
24   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund has a capital loss carry-over of $425,961,372 as of Oct. 31, 2003, that will expire in 2009 through 2010, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003       2002       2001       2000
Net asset value, beginning of period                                     $1.72        $1.03      $1.60     $ 5.26    $ 11.27
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)      (.03)      (.02)      (.01)
Net gains (losses) (both realized and unrealized)                          .02          .71       (.54)     (3.64)      7.05
Total from investment operations                                           .01          .69       (.57)     (3.66)      7.04
Less distributions:
Distributions from realized gains                                           --           --         --         --      (1.29)
Tax return of capital                                                       --           --         --         --     (11.76)(e)
Total distributions                                                         --           --         --         --     (13.05)
Net asset value, end of period                                           $1.73        $1.72      $1.03     $ 1.60    $  5.26

Ratios/supplemental data
Net assets, end of period (in thousands)                              $147,477     $145,382    $80,831   $146,139   $319,164
Ratio of expenses to average daily net assets(b)                         1.72%(c)     1.94%      1.91%      1.63%      1.24%(d)
Ratio of net investment income (loss) to average daily net assets       (1.50%)(c)   (1.47%)    (1.65%)     (.99%)     (.38%)
Portfolio turnover rate (excluding short-term securities)                 209%         546%       391%       233%       116%
Total return(f)                                                           .58%(g)    66.99%    (35.62%)   (69.58%)    66.58%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.45% for the period ended Oct. 31, 2000.

(e)  A distibution payable to a single corporate shareholder.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003       2002       2001       2000
Net asset value, beginning of period                                     $1.53     $ .92         $1.44     $ 4.77    $ 11.02
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)      (.04)      (.04)      (.04)
Net gains (losses) (both realized and unrealized)                          .02          .64       (.48)     (3.29)      6.84
Total from investment operations                                            --          .61       (.52)     (3.33)      6.80
Less distributions:
Distributions from realized gains                                           --           --         --         --      (1.29)
Tax return of capital                                                       --           --         --         --     (11.76)(e)
Total distributions                                                         --           --         --         --     (13.05)
Net asset value, end of period                                           $1.53        $1.53   $ .92        $ 1.44    $  4.77

Ratios/supplemental data
Net assets, end of period (in thousands)                               $63,996      $64,387    $37,877    $67,425   $138,545
Ratio of expenses to average daily net assets(b)                         2.50%(c)     2.75%      2.71%      2.42%      2.01%(d)
Ratio of net investment income (loss) to average daily net assets       (2.28%)(c)   (2.27%)    (2.45%)    (1.78%)    (1.16%)
Portfolio turnover rate (excluding short-term securities)                 209%         546%       391%       233%       116%
Total return(f)                                                            --%(g)    66.30%    (36.11%)   (69.81%)    65.25%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.26% for the period ended Oct. 31, 2000.

(e)  A distibution payable to a single corporate shareholder.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003       2002       2001       2000(b)
Net asset value, beginning of period                                     $1.53        $ .92      $1.44     $ 4.77      $5.05
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)      (.04)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                          .02          .64       (.48)     (3.29)      (.27)
Total from investment operations                                            --          .61       (.52)     (3.33)      (.28)
Net asset value, end of period                                           $1.53        $1.53      $ .92     $ 1.44      $4.77

Ratios/supplemental data
Net assets, end of period (in thousands)                                $4,291       $4,000     $1,964     $4,069     $3,298
Ratio of expenses to average daily net assets(c)                         2.45%(d)     2.72%      2.69%      2.42%      2.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (2.24%)(d)   (2.26%)    (2.39%)    (1.84%)    (1.17%)(d)
Portfolio turnover rate (excluding short-term securities)                 209%         546%       391%       233%       116%
Total return(f)                                                            --%(g)    66.30%    (36.11%)   (69.81%)    (5.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended Oct. 31, 2000.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003       2002       2001       2000
Net asset value, beginning of period                                     $1.72        $1.03      $1.60     $ 5.25    $ 11.27
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)      (.03)      (.02)        --
Net gains (losses) (both realized and unrealized)                          .02          .71       (.54)     (3.63)      7.03
Total from investment operations                                           .01          .69       (.57)     (3.65)      7.03
Less distributions:
Distributions from realized gains                                           --           --         --         --      (1.29)
Tax return of capital                                                       --           --         --         --     (11.76)(e)
Total distributions                                                         --           --         --         --     (13.05)
Net asset value, end of period                                           $1.73        $1.72      $1.03     $ 1.60    $  5.25

Ratios/supplemental data
Net assets, end of period (in thousands)                                  $375         $229        $58        $57        $88
Ratio of expenses to average daily net assets(b)                         1.53%(c)     1.69%      1.72%      1.49%       .94%(d)
Ratio of net investment income (loss) to average daily net assets       (1.31%)(c)   (1.25%)    (1.61%)     (.89%)     (.80%)
Portfolio turnover rate (excluding short-term securities)                 209%         546%       391%       233%       116%
Total return(f)                                                           .58%(g)    66.99%    (35.63%)   (69.52%)    66.27%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.19% for the period ended Oct. 31, 2000.

(e)  A distibution payable to a single corporate shareholder.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 2000 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

--------------------------------------------------------------------------------
28   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   ---   AXP GLOBAL TECHNOLOGY FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP GLOBAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 1, 2004